Securities Act File No. __________

    As filed with the Securities and Exchange Commission on October 31, 2006


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         Pre-Effective Amendment No. [_]
                        Post-Effective Amendment No. [_]

                        Hartford HLS Series Fund II, Inc.
               (Exact Name of Registrant as Specified in Charter)

                 P.O. Box 2999, Hartford, Connecticut 06104-2999
              (Address of Principal Executive Offices) (Zip Code)

                                 (860) 843-9934
                  (Registrant's Area Code and Telephone Number)

                          Edward P. Macdonald, Esquire
                   The Hartford Financial Services Group, Inc.
                          Life Law - Mutual Funds Unit
                              200 Hopmeadow Street
                           Simsbury, Connecticut 06089
                     (Name and Address of Agent for Service)

                                    Copy to:
                            John V. O'Hanlon, Esquire
                                   Dechert LLP
                        200 Clarendon Street, 27th Floor
                        Boston, Massachusetts 02116-5021

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on November 30, 2006 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                       HARTFORD HLS SERIES FUND II, INC.,

                                  ON BEHALF OF

                        HARTFORD LARGECAP GROWTH HLS FUND

NOVEMBER 30, 2006

HARTFORD LARGECAP GROWTH HLS FUND

Dear Hartford HLS Fund Participants:

You are cordially invited to attend a Special Meeting ("Meeting") of Hartford LargeCap Growth HLS Fund (the "Acquired Fund"), a series of Hartford HLS Series Fund II, Inc. (the "Company"). The Meeting will take place on January 23, 2007 at 2:00 p.m. Eastern Time at the offices of HL Investment Advisors, LLC ("HL Advisors"), 200 Hopmeadow Street, Simsbury, Connecticut 06089.

At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Special Meeting of Shareholders. As explained in the enclosed Proxy Statement/Prospectus, the purpose of the Meeting is (i) to vote on a proposed Plan of Reorganization ("Reorganization Plan") pursuant to which the Acquired Fund will be reorganized into Hartford Blue Chip Stock HLS Fund (the "Acquiring Fund"), another series of the Company; and (ii) to transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. Subsequent to this transaction, the Acquiring Fund will be renamed Hartford LargeCap Growth HLS Fund.

We request that you complete the enclosed voting instruction card or proxy card for the upcoming Meeting. The Company's Board of Directors has reviewed and approved this proposal and recommends that you vote FOR the proposal. The Proxy Statement/Prospectus provides more information on the Reorganization Plan. Please read it carefully and return your completed voting instruction card or proxy card in the enclosed, addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Proxy Statement/Prospectus. YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of The Hartford Financial Services Group, Inc. or from our proxy solicitor, MIS, an ADP Company, reminding you to vote your shares.

Very truly yours,

David. M. Znamierowski
PRESIDENT AND CHIEF EXECUTIVE OFFICER

                              IMPORTANT INFORMATION

 WE ENCOURAGE YOU TO READ THE ENCLOSED PROXY STATEMENT/PROSPECTUS. HOWEVER, WE
    THOUGHT IT WOULD BE HELPFUL TO PROVIDE BRIEF ANSWERS TO SOME QUESTIONS.


Q. 1. WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING SPECIAL MEETING?

A. 1. Shareholders of the Hartford LargeCap Growth HLS Fund (the "Acquired Fund"), a series of Hartford HLS Series Fund II, Inc. (the "Company"), are being asked to consider one proposal: to approve a proposed reorganization plan (the "Reorganization Plan") whereby the Acquired Fund will be reorganized into the Hartford Blue Chip Stock HLS Fund (the "Acquiring Fund"), another series of the Company. Subsequent to this transaction, the Acquiring Fund will be renamed the Hartford LargeCap Growth HLS Fund.

Q. 2. HOW WILL REORGANIZING THE ACQUIRED FUND INTO THE ACQUIRING FUND BENEFIT THE ACQUIRED FUND AND ITS SHAREHOLDERS?

A. 2. The reorganization of the Acquired Fund into the Acquiring Fund is expected to benefit the Acquired Fund's shareholders by: (1) addressing the small asset levels and lack of growth of the Acquired Fund by reorganizing it into a larger fund, the Acquiring Fund, which is anticipated to provide greater opportunities to realize economies of scale; (2) reducing expenses for the Acquired Fund's shareholders, who will be subject to the Acquiring Fund's lower management fee schedule and a voluntary fee waiver; and (3) providing the Acquired Fund's shareholders with access to a talented and experienced portfolio management team.

Q. 3. WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE A PROPOSED REORGANIZATION INTO THE ACQUIRING FUND?

A. 3. The Acquired and Acquiring Funds are series of the Company, an investment company registered under the Investment Company Act of 1940 (the "Act"). The Act requires that the approval of shareholders of the Acquired Fund be obtained in order to effect the Reorganization.

Q. 4. WHAT IS THE ACQUIRING FUND'S INVESTMENT GOAL?

A. 4. The Acquiring Fund's investment goal is to seek long-term growth of capital, which is consistent with the Acquired Fund's Goal. The Acquiring Fund invests 80% of its assets in common stocks of large and medium sized blue chip growth companies, defined by the sub-adviser as companies within the Russell 1000 Growth Index that exhibit superior characteristics relative to their industry sector and overall benchmark. Following the Reorganization, the Acquiring Fund will change its name to the Hartford LargeCap Growth HLS Fund and will be required to invest 80% of its assets in large capitalization companies.

Q. 5. WHO IS THE ADVISER AND SUB-ADVISER OF THE ACQUIRING FUND?

A. 5. The investment adviser of the Acquiring Fund, HL Investment Advisors, LLC ("HL Advisors"), is the same investment adviser of the Acquired Fund. However, the Acquiring Fund's sub-adviser is Hartford Investment Management Company, an affiliate of HL Advisors.

Q. 6. WILL THE REORGANIZATION PLAN RESULT IN LOWER EXPENSES FOR SHAREHOLDERS OF THE ACQUIRED FUND?

A. 6. Yes. The Reorganization Plan, if approved, will have the effect of decreasing expenses for shareholders of the Acquired Fund, because the Acquired Fund's shareholders will be subject to the Acquiring Fund's lower fee schedule. Like the Acquired Fund, the Acquiring Fund pays an advisory fee to HL Advisors, and HL Advisors is responsible for paying the sub-advisory fee to Hartford Investment Management Company. Management fees paid by shareholders of the Acquiring Fund, however, are significantly lower than management fees paid by shareholders of the Acquired Fund. If the Reorganization Plan is approved, the Acquired Fund's shareholders will become shareholders of the Acquiring Fund, which pays a management fee of 0.65% compared to the current management fee of the Acquired Fund of 0.90%. A fee waiver currently in place until December 31, 2007 lowers the management fee of the Acquired Fund to 0.80%. A fee waiver currently in place until December 31, 2007 lowers the management fee of the Acquiring Fund further to 0.44%.

Q. 7. HAS THE BOARD OF DIRECTORS APPROVED THE REORGANIZATION PLAN?

A. 7. Yes. The Board of Directors has reviewed and approved the Reorganization Plan. The Board recommends that you vote FOR the Reorganization Plan.

Q. 8. HOW CAN I VOTE?

A. 8. You can vote:

   o By mail: complete and return your proxy card in the enclosed pre-addressed postage-paid envelope.

   o By telephone: call the toll-free number listed on your proxy card and follow the recorded instructions.

   o By internet: log on to the website listed on your proxy card and follow the on-screen instructions.

      Whichever method you choose, please take the time to read the Proxy Statement before you vote.

Q. 9. WHEN SHOULD I VOTE?

A. 9. Please vote as soon as possible. Representatives of The Hartford Financial Services, Inc. ("The Hartford") or MIS, an ADP Company, a firm authorized by The Hartford to assist in the solicitation of proxies, may be contacting you to urge you to vote on this important matter.

Q. 10. WHERE CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT/ PROSPECTUS?

A. 10. For information about voting, please call toll free 1-877-256-6079. To view the Hartford HLS Funds 2005 Annual Report, the Hartford HLS Funds 2006 Semi-Annual Report or a copy of this Proxy Statement/Prospectus, or to obtain additional information about the Proxy Statement/Prospectus:

   o  For    variable    life    and    annuity    owners,    please    go    to
      www.hartfordinvestor.com   (see   "Your  Vote   Counts!   Get  Your  Proxy
      Information" under "Points of Interest" on or after December 8, 2006.

   o Or call: 1-800-800-2000 (if you are a Union-Securities variable life insurance policy owner).

THE ATTACHED PROXY STATEMENT/PROSPECTUS CONTAINS MORE DETAILED INFORMATION ABOUT
               THE REORGANIZATION PLAN. PLEASE READ IT CAREFULLY.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the "Meeting") of Hartford LargeCap Growth HLS Fund, a series of Hartford HLS Series Fund II, Inc (the "Company"), will take place on January 23, 2007 at 2:00 p.m. Eastern Time at the offices of HL
Investment Advisors, LLC ("HL Advisors"), 200 Hopmeadow Street, Simsbury, Connecticut 06089 for the following purposes:

1. To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Hartford LargeCap Growth HLS Fund (the "Acquired Fund") by Hartford Blue Chip Stock HLS Fund (the "Acquiring Fund"), a series of the Company, solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund; and

2. To transact such other business as may properly come before the Meeting.

The Board of Directors of the Company recommends that you vote FOR the proposal listed in this notice. Shareholders of record on November 8, 2006 are entitled to notice of and to vote at the Meeting.

The Acquired Fund issues and sells its shares to separate accounts of certain insurance companies (the "Separate Accounts") and to qualified retirement plans (the "Retirement Plans"). The Separate Accounts hold shares of the Acquired Fund, which is a vehicle for funding benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts that are issued by insurance companies. As the owners of the assets held in the Separate Accounts, the insurance companies, as well as the Retirement Plans, are the shareholders of the Acquired Fund and are entitled to vote their shares. Pursuant to applicable laws, the insurance companies vote outstanding shares of the Acquired Fund in accordance with instructions received from the owners of the annuity and life insurance contracts. In addition to the shareholders of the Acquired Fund, this Notice is being delivered to annuity and life insurance contract owners who do not invest directly in or hold shares of the Acquired Fund, but who, by virtue of their ownership of the contracts, have a beneficial interest in the Acquired Fund as of November 8, 2006 (the "Record Date"), so that they may instruct the insurance companies how to vote the shares of the Acquired Fund that underlies their contracts. Retirement Plan fiduciaries should forward the proxy materials (or arrange to have the proxy materials forwarded) to the appropriate plan participants and beneficiaries as required by applicable law and the plan documents governing the plan.

Please read the enclosed Proxy Statement/Prospectus carefully for information concerning the proposal to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement/Prospectus.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD OR PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.

                                        By Order of the Board of Directors,


                                        /s/ Edward P. Macdonald
                                                   Secretary

November 30, 2006

                                TABLE OF CONTENTS


INTRODUCTION...................................................................1

PROPOSAL.......................................................................3

SUMMARY........................................................................4

    The Proposed Reorganization................................................4

    Reasons For The Reorganization.............................................4

    Benefits of The Reorganization for the Acquired Fund's Shareholders........4

    Conflicts of Interest......................................................5

    Comparison of Investment Objectives, Principal Investment Strategies,
           Risks, and Management of the Acquired and Acquiring Funds...........5

COMPARISON OF FEES AND EXPENSES OF ACQUIRED AND ACQUIRING FUNDS................8

    Operating Expenses.........................................................9

MANAGEMENT AND PERFORMANCE OF THE ACQUIRING FUND..............................10

     The Investment Adviser and Sub-Adviser...................................10

     Principal Investment Strategies..........................................10

     Performance of the Acquired and Acquiring Funds..........................11

INFORMATION ABOUT THE REORGANIZATION..........................................12

     The Reorganization Plan..................................................12

     Tax Considerations.......................................................12

     Expenses of the Reorganization...........................................12

     Board Considerations.....................................................13

     The Reorganization of Hartford Capital Opportunities HLS Fund
           into the Acquiring Fund............................................13

     Board Considerations Regarding the Approval of the Acquiring Fund's
           Sub-Advisory Agreement.............................................13

ADDITIONAL INFORMATION ABOUT THE FUNDS........................................17

     Form of Organization.....................................................17

     Dividends and Other Distributions........................................17

     Disclosure of Fund Holdings..............................................17

     Capitalization of the Funds..............................................17

GENERAL INFORMATION...........................................................18

     Investment Adviser, Administrator, Transfer Agent, and
           Principal Underwriter..............................................18

     Other Business...........................................................18

     Shareholder Reports......................................................18

     Proxy Solicitation.......................................................18

     Vote Required............................................................18

     Shareholder Proposals....................................................19

     Beneficial Owners........................................................19

     Information About the Funds..............................................19

MORE INFORMATION REGARDING THE ACQUIRING FUND.................................20

     Investment Advisory Arrangements.........................................20

     Litigation and Regulatory Proceedings....................................20

     Purchase and Redemption of Shares........................................21

     Determination of Net Asset Value.........................................21

     Taxes....................................................................22

     Frequent Purchases and Redemptions of Shares.............................23

     Investment Policy Changes................................................24

FINANCIAL HIGHLIGHTS FOR THE ACQUIRING FUND...................................24

Index of Appendices...........................................................26

APPENDIX A:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION....................A-1

APPENDIX B:  EXPLANATION OF STRATEGIES AND RISKS.............................B-1

APPENDIX C:  BENEFICIAL OWNERS...............................................C-1

PART B: STATEMENT OF ADDITIONAL INFORMATION.............................Part B-1

PART C: OTHER INFORMATION...............................................Part C-1

                           PROXY STATEMENT/PROSPECTUS


                        HARTFORD HLS SERIES FUND II, INC.
                                  P.O. Box 2999
                        Hartford, Connecticut 06104-2999

                        HARTFORD LARGECAP GROWTH HLS FUND
                              (THE "ACQUIRED FUND")

                                  INTRODUCTION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies made by, and on behalf of the Board of Directors (the "Board") of Hartford HLS Series Fund II, Inc. (the "Company"), in connection with the Special Meeting of Shareholders of LargeCap Growth HLS Fund (the "Acquired Fund"), to be held January 23, 2007, at 2:00 p.m., Eastern Time, at the offices of HL Investment Advisors, LLC ("HL Advisors"), 200 Hopmeadow Street, Simsbury, Connecticut 06089, and at any adjournment(s) or postponement(s) of the Meeting.

The  purpose  of the  Meeting  is set  forth  in the  accompanying  Notice.  The approximate mailing date of this Proxy Statement/Prospectus is December 11, 2006. The costs of solicitation, including the cost of preparing and mailing the Notice of the Special Meeting of Shareholders and this Proxy
Statement/Prospectus, will be paid by HL Advisors, the Acquired Fund's investment manager. Representatives of The Hartford Financial Services Group, Inc. ("The Hartford") or MIS, an ADP Company ("MIS"), a firm authorized by The Hartford to assist in the solicitation of proxies and voting instructions, may contact you to solicit your proxy by mail or by telephone. As the meeting date approaches, certain Contract Owners, as defined below, and shareholders of the Acquired Fund may receive a telephone call from a representative of MIS if their votes have not yet been received. Proxies and voting instructions that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are reasonably designed to ensure that both the identity of the Contract Owner or shareholder casting the vote and the voting instructions of the Contract Owner or shareholder are accurately determined.

HL Advisors, the Acquired Fund's investment manager, and Hartford Life Insurance Company ("Hartford Life"), the administrator for the Fund, are principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089, acts as the Fund's principal underwriter.

The Acquired Fund issues and sells its shares to separate accounts of various insurance companies (the "Separate Accounts") and certain qualified retirement plans (the "Retirement Plans"). The insurance companies and the Retirement Plans are the shareholders of the Acquired Fund. The Separate Accounts hold shares of the Fund, which is a vehicle for funding benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts which are issued by the insurance companies. Each Separate Account has subaccounts, some of which invest in the Fund and certain other mutual funds. Owners of the variable annuity and variable life insurance contracts issued by these insurance companies ("Contract Owners") allocate the value of their contracts among these subaccounts. Although the insurance companies are the owners of the assets held in the Separate Accounts, the Contract Owners may be indirect participants in the Acquired Fund. Under applicable law, the participating insurance companies provide pass-through voting privileges to the Contract Owners. Contract Owners are asked to complete a voting instruction card, instructing their respective insurance companies on how to vote the shares in which they are the indirect participants.

If you own shares beneficially through a Retirement Plan, you should contact the plan sponsor, trustee, or other administrator for information regarding your right to provide instructions as to the voting of Fund shares. If you are a Retirement Plan sponsor, trustee, or other administrator and are authorized to vote shares held by a Retirement Plan, please complete the enclosed proxy card and return it in the enclosed envelope.

Contract Owners may revoke their voting instructions at any time until the voting results are announced at the Meeting by either submitting another voting instruction card or submitting prior written notice of their revocation to their respective insurance company. Shareholders may revoke authority to vote their shares by submitting another proxy or submitting written notice of revocation to the Secretary of the Company. Unless revoked, properly executed voting instruction cards or proxy cards that have been returned by Contract Owners or shareholders without instructions will be voted "FOR" the proposal to approve the Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Acquired Fund by Harford Blue Chip Stock HLS Fund (the "Acquiring Fund") solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund (the "Proposal"). In instances where choices are specified by the Contract Owners or shareholders in the voting instruction cards or proxy cards, those Contract Owners' or shareholders' votes will be voted or the votes will be withheld in accordance with the Contract Owners' or shareholders' choices. Votes of Contract Owners for which no voting instructions are received will be voted by an insurance company in the same proportion as the votes of Contract Owners for which voting instructions are received by such insurance company. Votes can be cast to approve or disapprove the Proposal. Abstentions and broker non-votes (proxy cards received by the Company from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote and has no discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote "AGAINST" the Proposal. So far as the Board is aware, no matters other than those described in this Proxy Statement/Prospectus will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters according to their best judgment.

Contract Owners and shareholders may vote by completing and returning the enclosed voting instruction card or proxy card. Contract Owners and shareholders may also vote by touchtone telephone or by internet, by following the instructions on the proxy card. To vote by internet or by telephone, a Contract Owner or shareholder will need the "control number" that appears on the proxy card. After inputting this number, the Contract Owner or shareholder will be prompted to provide their voting instructions on the Proposal. Contract Owners and shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or internet link.

In all cases where a telephonic proxy or voting instructions are solicited by MIS, the MIS representative is required to ask for each Contract Owner's or shareholder's full name and address, or the zip code or employer identification number, and to confirm that the Contract Owner or shareholder has received the proxy materials in the mail. If the Contract Owner or shareholder is a corporation or other entity, the MIS representative is required to ask for the person's title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to MIS, then the MIS representative will explain the proxy voting process, read the Proposal listed on the proxy card and ask for the Contract Owner's or shareholder's instructions on the Proposal. Although the MIS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Contract Owner or shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The MIS representative will record the Contract Owner's or shareholder's instructions on the card. Within 72 hours, the Contract Owner or shareholder will be sent a letter or mailgram to confirm his or her vote and asking the Contract Owner or shareholder to call the MIS representative immediately if his or her instructions are not correctly reflected in the confirmation.

Although a Contract Owner's or shareholder's vote may be solicited and taken by telephone, each Contract Owner and shareholder will also receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or voting instruction card, or by touchtone telephone or the internet as set forth on the voting instruction and proxy cards. The last proxy vote received in time to be voted, whether by voting instruction card or proxy card, touchtone telephone or internet, will be the vote that is counted and will revoke all previous votes by the Contract Owner or shareholder.

Only those shareholders owning shares as of the close of business on November 8, 2006 (the "Record Date") may vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting. There were [_______] issued and outstanding shares of the Acquired Fund as of the Record Date. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote. As a shareholder, you will not have appraisal rights in connection with the Proposal described in this Proxy Statement/Prospectus.

The presence, either in person or by proxy, of shareholders owning a majority of shares of the Acquired Fund entitled to vote at the Meeting shall constitute a quorum. Because Hartford Life and its affiliates are the majority shareholders of the Acquired Fund, their presence at the Meeting in person or proxy will meet the quorum requirement. If a quorum is present but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. Because Hartford Life and its affiliates will vote their shares of the Acquired Fund in the same proportion as votes submitted by Contract Owners, it is possible that a small number of Contract Owners can determine the outcome of a matter submitted to shareholders. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken for the Proposal in this Proxy Statement/Prospectus prior to any adjournment provided that there is a quorum. If the Proposal receives a sufficient number of votes for approval prior to any adjournment, the Proposal shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise.

                                    PROPOSAL

                        APPROVAL OF A REORGANIZATION PLAN

                                GENERAL OVERVIEW


At a meeting held on August 1-2, 2006, the Board of Directors (the "Board") of Hartford HLS Series Fund II, Inc. (the "Company") approved a Plan of Reorganization (the "Reorganization Plan") relating to the proposed reorganization of Hartford LargeCap Growth HLS Fund (the "Acquired Fund") into Hartford Blue Chip Stock HLS Fund (the "Acquiring Fund") (collectively, the "Funds"), both of which are series of the Company. Subsequent to this transaction, the Acquiring Fund will be renamed the Hartford LargeCap Growth HLS Fund. This Proxy Statement/Prospectus provides you with information about this proposed reorganization.

If shareholders of the Acquired Fund approve the proposed reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange solely for shares of the Acquiring Fund (the "Reorganization"). Following the transfer of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Acquired Fund will distribute to you your portion of shares of the Acquiring Fund it receives in the Reorganization. You will receive Class IA shares of the Acquiring Fund having an aggregate value equal to the aggregate value of Class IA shares of the Acquired Fund held by you immediately prior to the Reorganization. Following the Reorganization, the Acquired Fund will liquidate.

Because you, as a shareholder of the Acquired Fund, are being asked to approve a transaction that will result in your holding shares of the Acquiring Fund, this document also serves as a prospectus for the Acquiring Fund.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Fund that you should know before investing. A Statement of Additional Information ("SAI") dated November 30, 2006 relating to this Proxy Statement/Prospectus, and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions, and risks of each of the Funds, see the Company's Prospectus and Statement of Additional Information dated May 1, 2006, as supplemented, each of which is incorporated herein by reference and is available, without charge, by calling 1-800-862-6668 or by writing to Hartford HLS Series Fund II, Inc. at P.O. Box 2999, Hartford, Connecticut 06104-2999. The Company's annual report dated December 31, 2005 and the Company's semi-annual report dated June 30, 2006 also are incorporated herein by reference.

You may also obtain proxy materials, reports, and other information filed by the Company from the SEC's Public Reference Section (1-202-551-8090) in Washington, D.C., or from the SEC's internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public
Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

DATE:  NOVEMBER 30, 2006

                                     SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Company's Prospectus and Statement of Additional Information dated May 1, 2006, as supplemented, and the Reorganization Plan, a form of which is attached hereto as APPENDIX A.

THE PROPOSED REORGANIZATION

At a meeting held on August 1-2, 2006, the Board approved the Reorganization Plan with respect to each of the Funds. Subject to the approval of shareholders of the Acquired Fund, the Reorganization Plan provides for:

   o the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund;

   o the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

   o the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

   o  the complete liquidation of the Acquired Fund as a series of the Company.

The Reorganization is expected to be effective immediately after the close of business on February 5, 2007, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. Each shareholder will hold, immediately after the Closing, shares of the same class of the Acquiring Fund having an aggregate value equal to the aggregate value of the same class of shares of the Acquired Fund held by that shareholder as of the close of business on the date of the Closing.

REASONS FOR THE REORGANIZATION

The Reorganization is being proposed for several reasons. The Reorganization is being proposed as a solution to address the small asset levels and lack of growth of the Acquired Fund. The current net assets of the Acquired Fund as of June 30, 2006, are $60,598,000, compared to the Acquiring Fund's net assets of $140,224,000. The Reorganization is anticipated to provide opportunities to realize greater economies of scale.

Additionally, the Reorganization is being proposed as a solution to address concerns relating to the prior performance of the Acquired Fund. The Acquired Fund's one-, three- and five- year performance was below its benchmark and ranked in the 96th, 91st and 87th percentile, respectively, of the universe of funds selected by Lipper, Inc., an independent provider of investment company data ("Lipper"). The Reorganization will provide shareholders of the Acquired Fund with access to a talented and experienced portfolio management team.
Hartford Investment Management was appointed as the new sub-adviser of the Acquiring Fund effective on or about November 13, 2006.

HL Investment Advisors, LLC ("HL Advisors"), the Funds' investment adviser, will bear all costs associated with the Reorganization, except for brokerage fees and expenses.

Approval of the Reorganization Plan requires the affirmative vote of a "majority of the outstanding voting securities" of the Acquired Fund, which means the lesser of (a) the vote of 67% or more of the shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the Acquired Fund's outstanding shares. In the event that the shareholders of the Acquired Fund do not approve the Reorganization Plan, the Acquired Fund will continue to operate as a separate entity, and the Board will determine what further action, if any, to take.

AFTER CAREFUL CONSIDERATION, THE BOARD UNANIMOUSLY APPROVED THE REORGANIZATION PLAN. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION PLAN.

BENEFITS OF THE REORGANIZATION FOR THE ACQUIRED FUND'S SHAREHOLDERS

In considering whether to approve the Reorganization Plan, you should note that:

   o The Acquired Fund has an investment objective, investment policies, investment restrictions and a share class structure that is similar in many respects to the investment objective, investment policies, investment restrictions and share class structure of the Acquiring Fund.

   o The Reorganization, if approved, will have the effect of decreasing expenses for shareholders of the Acquired Fund because the Acquired Fund's shareholders will be subject to the Acquiring Fund's lower fee schedule. Like the Acquired Fund, the Acquiring Fund pays an advisory fee to HL Advisors and HL Advisors is responsible for paying the sub-advisory fee to

      Hartford Investment Management Company. Management fees paid by shareholders of the Acquiring Fund, however, are significantly lower than management fees paid by shareholders of the Acquired Fund. If the Reorganization Plan is approved, the Acquired Fund's shareholders will become shareholders of the Acquiring Fund which pays a management fee of 0.65% compared to the current management fee of the Acquired Fund of 0.90%. A fee waiver currently in place until December 31, 2007 lowers the management fee of the Acquired Fund to 0.80%. A fee waiver currently in place until December 31, 2007 lowers the management fee of the Acquiring Fund further to 0.44%.

   o The Funds have the same investment adviser, HL Investment Advisors, LLC ("HL Advisors"), which will continue to oversee the investment program of the Acquiring Fund and the performance of Hartford Investment Management Company ("Hartford Investment Management"), the Acquiring Fund's sub-adviser, after consummation of the Reorganization.

   o The share purchase and redemption provisions for each Fund are the same. For additional information on purchase and redemption provisions, see "More Information Regarding the Acquiring Fund."

   o The Funds expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). As such, shareholders of the Funds will not recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization - Tax Considerations."

CONFLICTS OF INTEREST

There are certain conflicts of interest raised by HL Advisors' recommendation of the Reorganization. This action has the potential to provide substantial future benefits to HL Advisors. For example, because HL Advisors' management fees are based on a percentage of net assets, the substantial additional growth of the Acquiring Fund that HL Advisors expects from the Reorganization would result in additional fee income to HL Advisors. In addition, because the Acquiring Fund is sub-advised by Hartford Investment Management, an affiliate of HL Advisors which charges HL Advisors at cost rather than at a market rate, the Reorganization is expected to increase profitability to HL Advisors over time, as its cost of obtaining Hartford Investment Management's services is spread over additional assets under management. However, HL Advisors believes that the Reorganization is in the best interests of shareholders for the reasons set forth herein.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RISKS, AND MANAGEMENT OF THE ACQUIRED AND ACQUIRING FUNDS

The investment objectives, principal investment strategies, and risks of the Funds are similar in many respects. Each Fund is managed by the same investment adviser. The charts and summaries below describe important similarities and differences between the Funds. There can be no assurance that a Fund will achieve its stated objective. Each Fund's investment objective may be changed without approval of the shareholders of the Fund.

---------------------------- -------------------------------------------------- ----------------------------------------------------
                             ACQUIRED FUND                                                         ACQUIRING FUND
---------------------------- -------------------------------------------------- ----------------------------------------------------
OBJECTIVE                    Seeks long-term growth of capital.                 Seeks long-term growth of capital.
---------------------------- -------------------------------------------------- ----------------------------------------------------
PRINCIPAL INVESTMENT         Under normal circumstances, the Fund invests at    Under normal circumstances, the Fund invests at
STRATEGIES                   least 80% of its assets in large capitalization    least 80% of net assets in common stocks of large
                             companies, focusing on the common stocks of a      and medium-sized blue chip growth companies, as
                             limited number of large, high quality United       defined by the sub-adviser.(2)
                             States companies whose securities are believed
                             likely to achieve superior earnings growth.(1)
---------------------------- -------------------------------------------------- ----------------------------------------------------

----------
(1) The Acquired Fund defines large capitalization companies as companies with market capitalizations similar to those of companies in the S&P 500 Index. The sub-adviser expects the average market capitalization of companies represented in the Acquired Fund's portfolio normally to be in the range of the average market capitalization of companies comprising the S&P 500 Index. As of December 31, 2005, the dollar-weighted average market capitalization of companies comprising the S&P 500 Index was $89.55 billion. The Fund's dollar weighted average market capitalization as of such date was $90.26 billion.


(2) If the Reorganization is approved by shareholders, the Acquiring Fund will change its name to the Hartford LargeCap Growth HLS Fund. Currently, the Acquiring Fund is subject to a policy, due to its name "Blue Chip Stock," regarding the amount it can invest in certain types of securities ("Name Policy"). Due to the Acquiring Fund's name, the Name Policy requires that the Fund invest 80% of its assets in the equity of large and medium size blue-chip companies. Funds are not permitted to change their Name Policy without

---------------------------- -------------------------------------------------- ----------------------------------------------------
                             ACQUIRED FUND                                                         ACQUIRING FUND
---------------------------- -------------------------------------------------- ----------------------------------------------------
                             The sub-adviser follows a primary research         The sub-adviser emphasizes stocks within the Russell
                             universe of more than 500 companies that have      1000 growth index that exhibit superior
                             strong management, superior industry positions     characteristics relative to their industry sector
                             and/or niche products or services, strong          and overall benchmark.  These characteristics
                             financial condition, and superior earnings         include each company's business, its management, its
                             growth.  Emphasis is placed on identifying         relative valuation, and investors' reactions to the
                             companies with above average prospective           company.  The Fund uses a quantitative multi-factor
                             earnings growth that is not fully reflected in     approach to "bottom-up" stock selection, utilizing a
                             current market valuations.                         broad set of individual fundamental stock
                                                                                characteristics to model each stock's relative
                                                                                attractiveness, with a focus on factors that have
                                                                                been demonstrated historically to drive market
                                                                                returns.
                             Typically, the Fund will invest primarily in
                             U.S. common stocks, but may also invest up to
                             20% of its total assets in equity securities of    Typically, the Fund will invest primarily in U.S.
                             foreign companies.   The Fund may also invest up   common stocks, but may also purchase foreign
                             to 20% of its net assets in convertible            securities, preferred stock, convertible securities
                             securities.                                        and other types of securities when they are
                                                                                considered consistent with the Fund's investment
                                                                                objectives.
---------------------------- -------------------------------------------------- ----------------------------------------------------
PRINCIPAL INVESTMENT RISKS   As with most equity funds, the value of your       As with most stock funds, the value of your
                             investment in the fund may go down in response     investment may go down in response to overall stock
                             to overall stock market movements and trends.      market movements and trends.  You could lose money
                             You could lose money as a result of your           as a result of your investment.
                             investment.

                             The Fund's focus on large capitalization growth    The Fund's focus on large and medium-sized blue chip
                             companies significantly influences its             companies significantly influences its performance.
                             performance.  Large capitalization stocks as a     Large blue chip company stocks as a group could fall
                             group could fall out of favor with the market      out of favor with the market causing the Fund to
                             causing the Fund to underperform funds that        perform more poorly than funds that focus on smaller
                             focus on small- or medium capitalization           companies. Medium-sized blue chip companies may have
                             stocks.                                            greater volatility than larger blue chip companies.

                             In addition, if the sub-adviser incorrectly        In addition, if the sub-adviser incorrectly assesses
                             assesses a company's prospects for growth, or if   a company's prospects for growth, or if its judgment
                             its judgment about how other investors will        about how other investors will value the company's
                             value the company's growth is wrong, then the      growth is wrong, then the price of the company's
                             price of the company's stock may decrease, or it   stock may decrease, or it may not increase to the
                             may not increase to the level that had been        level that had been anticipated.  If the
                             anticipated.  If the sub-adviser's stock           sub-adviser's stock selection strategy does not
                             selection strategy does not perform as expected,   perform as expected, the Fund could underperform its
                             the Fund could underperform its peers or lose      peers or lose money.
                             money.

                             Because the Fund invests in a smaller number of
                             securities than many other equity funds, your
                             investment has the risk that changes in the
                             value of a single security may have a more
                             significant effect, either positive or negative,
                             on the Fund's net asset value.
---------------------------- -------------------------------------------------- ----------------------------------------------------

----------
notifying shareholders 60 days prior to the change. After the Acquiring Fund is renamed Hartford LargeCap Growth HLS Fund, it will be required to invest 80% of its assets in large capitalization companies.

---------------------------- -------------------------------------------------- ----------------------------------------------------
                             ACQUIRED FUND                                                         ACQUIRING FUND
---------------------------- -------------------------------------------------- ----------------------------------------------------
                             Foreign investments may be more risky than         Foreign investments may be more risky than domestic
                             domestic investments.  Investments in securities   investments.  Investments in securities of foreign
                             of foreign issuers and non-dollar securities may   issuers and non-dollar securities may be affected by
                             be affected by fluctuations in currency exchange   fluctuations in currency exchange rates, incomplete
                             rates, incomplete or inaccurate financial          or inaccurate financial information on companies,
                             information on companies, adverse economic         adverse economic events, social upheavals, and
                             events, social upheavals, and political actions    political actions ranging from tax code changes to
                             ranging from tax law changes to governmental       governmental collapse.
                             collapse.

                             If the Fund uses options and futures contracts,    If the Fund uses futures contracts or options on
                             it will be exposed to additional risks and         futures contracts it will be exposed to additional
                             transaction costs.  Successful use of these        risks and transaction costs.  Successful use of
                             derivative instruments, whether for managing       these derivative instruments, whether for managing
                             portfolio risk or for other investment purposes,   portfolio risk or for other investment purposes,
                             depends on the sub-adviser's ability to forecast   depends on the sub-adviser's ability to forecast
                             correctly the direction of market movements.       correctly the direction of market movements.  The
                             The Fund's performance could be worse than if it   Fund's performance could be worse than if the Fund
                             had not used these instruments if the              had not used these instruments if the sub-adviser's
                             sub-adviser's judgment proves incorrect.  In       judgment proves incorrect.  In addition, in the case
                             addition, in the case of utilizing derivatives     of utilizing derivatives to manage portfolio risk,
                             to manage portfolio risk, even if the              even if the sub-adviser's judgment is correct, there
                             sub-adviser's judgment is correct, there may be    may be an imperfect correlation between the price of
                             an imperfect correlation between the price of      the derivative instruments and the financial
                             the derivative instruments and the financial       instrument(s) or asset(s) being hedged.
                             instrument(s) or asset(s) being hedged.
---------------------------- -------------------------------------------------- ----------------------------------------------------
FUNDAMENTAL INVESTMENT
RESTRICTIONS                 Identical to the Acquiring Fund.                   Identical to the Acquired Fund.

---------------------------- -------------------------------------------------- ----------------------------------------------------
                                        HL Investment Advisors, LLC                          HL Investment Advisors, LLC

                             HL Advisors receives compensation, calculated      HL Advisors receives compensation, calculated daily
                             daily and paid monthly, from the Fund at the       and paid monthly, from the Fund at the following
                             following annual rates (as a specified             annual rates (as a specified percentage of the
INVESTMENT ADVISER AND       percentage of the Fund's average daily net         Fund's average daily net assets): 0.65% of the first
ADVISORY FEES                assets): 0.90% of the first $100 million; 0.85%    $500 million; 0.60% of the next 500 million; and
                             of the next $100 million; and 0.80% of assets      0.55% of assets over $1 billion.  (For the fiscal
                             over $200 million. (For the fiscal year ended      year ended December 31, 2005, the Fund paid an
                             December 31, 2005, the Fund paid an advisory fee   advisory fee equal to 0.88% of the Fund's average
                             equal to 0.90% of the Fund's average daily net     daily net assets.)(4)
                             assets.)(3)
---------------------------- -------------------------------------------------- ----------------------------------------------------

---------------------------- -------------------------------------------------- ----------------------------------------------------
                             ACQUIRED FUND                                                         ACQUIRING FUND
---------------------------- -------------------------------------------------- ----------------------------------------------------
SUB-ADVISER AND                       Holland Capital Management, LLP                  Hartford Investment Management Company
SUB-ADVISORY FEES                           ("Holland Capital")                          ("Hartford Investment Management")
                                      1 North Wacker Drive, Suite 700                           55 Farmington Avenue
                                          Chicago, Illinois 60606                            Hartford, Connecticut 06105

                             Holland Capital receives monthly compensation      Hartford Investment Management receives quarterly
                             from HL Advisors at the following annual rates     compensation from HL Advisors the equivalent of all
                             (as a specified percentage of the Fund's average   direct and indirect expenses incurred in the
                             daily net assets):  0.40% of the first $100        performance of its duties under the sub-advisory
                             million; 0.30% of the next $100 million, 0.25%     agreement (indirect expenses may include the expense
                             of the next $300 million, 0.20% of the next $500   of various support services for Hartford Investment
                             million, and 0.15% of assets over $1 billion.      Management's operations, such as legal, human
                                                                                resources, accounts payable, employee benefits, and
                                                                                other services).

                                                                                Hartford Investment Management is not entitled to a
                                                                                fee calculated on the basis of the fund's average
                                                                                daily net assets.
---------------------------- -------------------------------------------------- ----------------------------------------------------
FUND MANAGER(S)                     Louis A. Holland & Monica L. Walker                              Hugh Whelan
---------------------------- -------------------------------------------------- ----------------------------------------------------

(3) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.80% and the total annual operating expenses are 0.84%.

(4) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.44% and the total annual operating expenses are 0.48%. The fee for the fiscal year ended December 31, 2005 represents a different fee arrangement when the Fund was operated by a different sub-adviser.


         COMPARISON OF FEES AND EXPENSES OF ACQUIRED AND ACQUIRING FUNDS

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of each Fund. It is expected that combining the Funds in the manner proposed in the Reorganization Plan would allow shareholders of the Acquired Fund to realize lower operating expenses and may permit shareholders of the Acquiring Fund to realize economies of scale. For further information on the fees and expenses of the Acquiring Fund, please see "More Information Regarding the Acquiring Fund" in this Proxy Statement/Prospectus.

OPERATING EXPENSES

The current expenses of each Fund and estimated PRO FORMA expenses after giving effect to the proposed Reorganization are shown in the table below. PRO FORMA fees and expenses show estimated fees and expenses of the Acquiring Fund after giving effect to the proposed Reorganization as of December 31, 2005. PRO FORMA numbers are estimated in good faith and are hypothetical. The table below does not reflect expenses and charges that are, or may be, imposed under your variable life insurance or variable annuity contracts or by a qualified retirement plan. For information on these charges, please refer to the applicable prospectus, prospectus summary or disclosure statement of your variable insurance contracts.

ANNUAL FUND OPERATING EXPENSES (as a percentage of each Fund's average daily net assets)

                                                                          ACQUIRED FUND       ACQUIRING FUND         PRO FORMA
                                                                        ------------------- -------------------- -------------------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a percentage       Not Applicable      Not Applicable       Not Applicable
of offering price
   Maximum deferred sales charge (load) (as a percentage of purchase      Not Applicable      Not Applicable       Not Applicable
   price or redemption proceeds, whichever is less)
   Exchange fees                                                               None                None                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                             0.90%(1)            0.65%(2)(3)         0.65%(2)(3)
   Distribution and service (12b-1) fees                                        None               None                 None
   Other expenses(3)                                                           0.06%               0.03%               0.03%
   Total annual operating expenses(3)                                          0.96%               0.68%               0.68%


(1) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.80% and the total annual operating expenses are 0.84%.

(2) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.44% and the total annual operating expenses are 0.48%.

(3) Estimated amounts restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds and in the Acquiring Fund (after the Reorganization) on a PRO FORMA basis. Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Fund and in the Acquiring Fund after the Reorganization for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 YEAR      3 YEARS      5 YEARS     10 YEARS
     ACQUIRED FUND            $98          $306         $531       $1,178
     ACQUIRING FUND           $69          $218         $379        $847
       PRO FORMA              $69          $218         $379        $847

                MANAGEMENT AND PERFORMANCE OF THE ACQUIRING FUND

THE INVESTMENT ADVISER AND SUB-ADVISER

HL Advisors has overall responsibility for the management of the Acquiring Fund. For such services, the Acquiring Fund pays an investment advisory fee monthly at the annual rate of 0.65% of the first $500 million of the Acquiring Fund's average daily net assets, 0.60% of the next $500 million average daily net assets, and 0.55% of the average daily net assets over $1 billion. HL Advisors has voluntarily agreed to waive 0.21% of its management fee until December 31, 2007. For more information about HL Advisors, see "More Information Regarding the Acquiring Fund - Investment Advisory Arrangements" below.

HL Advisors has entered into a sub-advisory agreement with Hartford Investment Management to provide investment advisory services to the Acquiring Fund effective on or about November 13, 2006 (the "Agreement"). The Acquiring Fund was previously sub-advised by T. Rowe Price Associates, Inc. ("T. Rowe"). Hartford Investment Management is primarily a fixed income manager, although it also engages in passive equity index management and asset allocation for certain Hartford-sponsored mutual funds, and in June 2006 commenced active equity management of two Hartford-sponsored mutual funds. In 2005, Hartford Investment Management undertook to develop an active equity management capability. After an extensive search, Hartford Investment Management hired Hugh Whelan, the portfolio manager for the Acquiring Fund. As of June 30, 2006, Hartford Investment Management had approximately $118 billion in assets under management.

Pursuant to the Agreement, Hartford Investment Management furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Acquiring Fund, and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Company's Board and HL Advisors. For such services, HL Advisors currently pays Hartford
Investment Management quarterly the equivalent of all direct and indirect expenses incurred in the performance of its duties under the sub-advisory agreement (indirect expenses may include the expense of various support services for Hartford Investment Management's operations, such as legal, human resources, accounts payable, employee benefits, and other services). Hartford Investment Management is not entitled to a fee calculated on the basis of the fund's average daily net assets.

The following individual has responsibility for the day-to-day management of the Acquiring Fund:

HUGH WHELAN, Executive Vice President for Quantitative Strategies at Hartford Investment Management. Mr. Whelan has been an investment professional since 1990. Prior to joining Hartford Investment Management in 2005, Mr. Whelan was head of Quantitative Equities at ING, where he was responsible for the team managing large cap, mid cap, and small cap quantitative equity strategies and for managing ING's quantitative equity research group. Prior to 1999, Mr. Whelan was a quantitative portfolio manager and analyst in ING's fixed income group. Mr. Whelan holds a B.S. degree in Geology and an M.S. in Petroleum Geology from Stanford University and an M.B.A. from the University of Pennsylvania's Wharton School of Finance.

The Acquiring Fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Acquiring Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Acquiring Fund's  sub-adviser,  Hartford Investment  Management,  invests at least 80% of net assets in common stocks of large and medium-sized blue chip growth companies, as defined by the sub-adviser. If the Reorganization is approved by shareholders, HL Advisors intends to rename the Acquiring Fund "Hartford LargeCap Growth HLS Fund." Currently, the Acquiring Fund is subject to a policy, due to its name "Blue Chip Stock," regarding the amount it can invest in certain types of securities ("Name Policy"). Due to the Acquiring Fund's name, the Name Policy requires that the Acquiring Fund invest 80% of its assets in the equity of large and medium size blue-chip companies. The Acquiring Fund is not permitted to change its Name Policy without notifying shareholders 60 days prior to the change. After the Acquiring Fund is renamed Hartford LargeCap Growth HLS Fund, it will be required to invest 80% of its assets in large capitalization companies.

The sub-adviser emphasizes stocks within the Russell 1000 growth index that exhibit superior characteristics relative to their industry sector and overall benchmark. These characteristics include each company's business, its management, its relative valuation, and investors' reactions to the company. The fund uses a quantitative multi-factor approach to "bottom-up" stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on factors that have been demonstrated historically to drive market returns.

Typically, the Fund will invest primarily in U.S. common stocks, but may also purchase foreign securities, preferred stock, convertible securities and other types of securities when they are considered consistent with the Fund's investment objectives.

PERFORMANCE OF THE ACQUIRED AND ACQUIRING FUNDS

The bar chart and table below indicate the risks of investing in the Funds. The bar chart shows how the Funds' total return have varied from year to year, while the table shows how the Funds' performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Any such additional sales charges or other fees will lower each Fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

ACQUIRED FUND - HARTFORD LARGECAP GROWTH HLS FUND - CLASS IA

--------------------------------------------------------------------------------
                                                 YEAR-BY-YEAR TOTAL RETURN
HIGHEST AND LOWEST RETURNS                        (as of 12/31 each year)
--------------------------------------------------------------------------------
                                             1999                    27.22%

                                             2000                    -17.95%
                                             2001                    -14.89%
                                             2002                    -31.04%
                                             2003                     23.42%
                                             2004                     11.54%
HIGHEST QUARTER                              2005                      0.99%
4th quarter, 1998              17.41%

LOWEST QUARTER
1st quarter, 2001              -18.10%
--------------------------------------------------------------------------------

During the periods shown in the bar chart, the highest quarterly return was 17.41% (4th quarter, 1998) and the lowest quarterly return was -18.10% (1st quarter, 2001).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(as of 12/31/05)
--------------------------------------------------------------------------------
                                                               Since Inception
                                     1 Year       5 Years       (May 1, 1998)
--------------------------------------------------------------------------------
Class IA(1)                           0.99%         -3.99%         0.13%
--------------------------------------------------------------------------------
S&P 500 Index                         4.91%          0.55%         3.09%(2)
--------------------------------------------------------------------------------

(1) The fund's shares were  re-designated  as Class IA shares on April 30, 2002.
(2) Return is from April 30, 1998.


ACQUIRING FUND - HARTFORD BLUE CHIP STOCK HLS FUND - CLASS IA

The following information presents the Fund's performance when it was managed by a previous sub-adviser. Hartford Investment Management became the Fund's sub-adviser on or about November 13, 2006.

--------------------------------------------------------------------------------
                                                YEAR-BY-YEAR TOTAL RETURN
HIGHEST AND LOWEST RETURNS                       (as of 12/31 each year)
--------------------------------------------------------------------------------
                                             1997                     27.00%
                                             1998                     28.07%
                                             1999                     19.88%
                                             2000                     -2.47%
                                             2001                    -14.41%
                                             2002                    -24.40%
                                             2003                     29.30%
                                             2004                      8.90%
HIGHEST QUARTER                              2005                      5.85%
4th quarter, 1998              24.38%

LOWEST QUARTER
1st quarter, 2001              -17.00%
--------------------------------------------------------------------------------

During the periods shown in the bar chart, the highest quarterly return was 24.38% (4th quarter, 1998) and the lowest quarterly return was -17.00% (1st quarter, 2001).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(as of 12/31/05)
--------------------------------------------------------------------------------
                                                                Since Inception
                                     1 Year       5 Years        (May 1, 1996)
--------------------------------------------------------------------------------
Class IA(1)                           5.85%         -0.72%           8.14%
--------------------------------------------------------------------------------
S&P 500 Index                         4.91%          0.55%           8.65%(2)
--------------------------------------------------------------------------------

(1) The fund's shares were  re-designated  as Class IA shares on April 30, 2002.
(2) Return is from April 30, 1996.


                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION PLAN

The Reorganization Plan provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund solely in exchange for Class IA shares of the Acquiring Fund. The Acquired Fund will distribute the shares of the Acquiring Fund received in the exchange to its shareholders, and then the Acquired Fund will be liquidated.

After the Reorganization, each shareholder of the Acquired Fund will own shares in the Acquiring Fund having an aggregate value equal to the aggregate value of shares of the Acquired Fund held by that shareholder as of the close of business on the business day preceding the Closing.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholders' accounts the same class shares representing such shareholders' interests previously credited to the account of the Acquired Fund. No sales charges or fees of any kind will be charged to the shareholders of the Acquired Fund in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests for the redemption of Acquiring Fund shares received by the shareholder in the Reorganization.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Acquired Fund. The Reorganization Plan also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be amended or terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at APPENDIX A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

TAX CONSIDERATIONS

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the Acquired Fund, the Acquiring Fund, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the Closing, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

EXPENSES OF THE REORGANIZATION

HL Advisors will bear all of the expenses relating to the Reorganization, except brokerage fees and expenses. The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Acquiring Fund's registration statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.

BOARD CONSIDERATIONS

The proposed Reorganization was presented to the Board for consideration and approval at a meeting held on August 1-2, 2006. For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) (the "Independent Directors"), of the Company determined that the interests of the shareholders of the respective Funds would not be diluted as a result of the proposed
Reorganization, and that the proposed Reorganization was in the best interests of each of the Funds and its shareholders.

The Board, in recommending approval of the Reorganization Plan, considered a number of factors, including the following:

   o The Reorganization would address small asset levels in the Acquired Fund and provide greater opportunities to realize economies of scale as assets grow.

   o The Reorganization would result in substantially lower management fees paid by the Acquired Fund's shareholders due to differences in the management fee schedules of the Acquired Fund and the Acquiring Fund (as described more fully above in "Benefits of the Reorganization").

   o The Reorganization would benefit shareholders of the Acquired Fund by providing them with access to a talented and experienced investment management team. In this regard, the Board reviewed the Acquired Fund's investment performance in comparison with appropriate benchmark indices, and with a performance universe of funds selected by Lipper, Inc., an independent provider of investment company data ("Lipper"), which demonstrated that the Acquired Fund's one-, three- and five- year performance was below its benchmark and that its rank was in the 96th, 91st and 87th percentile, respectively. For a discussion of the Board's considerations in approving Hartford Investment Management as the sub-adviser of the Acquiring Fund, please see the section entitled "Board Considerations Regarding the Approval of the Acquiring Fund's Sub-Advisory Agreement."

   o  The Acquired and Acquiring Funds have similar investment objectives.

   o The Reorganization will qualify as a tax-free transaction within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). As such, shareholders of the Funds will not recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization - Tax Considerations."

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUND APPROVE THE REORGANIZATION PLAN.

THE REORGANIZATION OF HARTFORD CAPITAL OPPORTUNITIES HLS FUND INTO THE ACQUIRING FUND

The Reorganization may occur at or around the same time that another series of the Company, Hartford Capital Opportunities HLS Fund ("Capital Opportunities Fund"), is reorganized into the Acquiring Fund. Like the Acquired and Acquiring Funds, the Capital Opportunities Fund is advised by HL Advisors. Pursuant to the Capital Opportunities Fund's reorganization plan, if approved by its shareholders, the Capital Opportunities Fund will be reorganized into the Acquiring Fund on or around the date of the Closing. As a result of this reorganization, each shareholder of the Capital Opportunities Fund will become a shareholder of the Acquiring Fund and will hold, immediately after the closing of this reorganization, shares of the Acquiring Fund having an aggregate value equal to the aggregate value of shares of the Capital Opportunities Fund held by that shareholder as of the close of business on the date of the closing of this reorganization. The Capital Opportunities Fund's reorganization is not dependent on this Reorganization.

BOARD CONSIDERATIONS REGARDING THE APPROVAL OF THE ACQUIRING FUND'S SUB-ADVISORY AGREEMENT

At a meeting held on August 1-2, 2006, the Board of Directors of the Acquiring Fund, including each of the Independent Directors, voted to approve the Agreement between HL Advisors and Hartford Investment Management for the Acquiring Fund.

In advance of the August meeting, the Board requested, received, and reviewed written responses from HL Advisors and Hartford Investment Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board also received in-person presentations from management regarding the capabilities of Hartford Investment Management's multi-discipline equity management team and the associated benefits to the Acquiring Fund and its shareholders. The Board's Investment Committee also received an in-person presentation from the proposed portfolio manager about the team's capabilities and the associated benefits to shareholders at its meeting on August 1, 2006. In addition, the Board received information with respect to Hartford Investment Management in connection with the Board's consideration of Hartford Investment Management's re-approval as a sub-adviser to certain of the Company's fixed income and asset allocation funds on August 1-2, 2006, and, with respect to the proposed portfolio management team for the Acquiring Fund, when Hartford Investment Management was approved as an additional sub-adviser to one of the Company's equity funds on June 20-21, 2006.

In determining to approve the Agreement with Hartford Investment Management, the Board determined that the Agreement, including the appointment of Hartford Investment Management as the sub-adviser, was fair and reasonable and in the best interests of the Acquiring Fund and its shareholders. In determining to approve the Agreement, the Board considered the following categories of material factors, among others, relating to the Agreement.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board requested and considered information and data concerning the nature, extent, and quality of the services to be provided to the Acquiring Fund by Hartford Investment Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Hartford Investment Management's organizational structure, systems and personnel. The Board received information on the background and experience of senior management and relevant investment and other personnel at Hartford Investment Management, and the adequacy of the time and attention that they would devote to the Acquiring Fund. The Board considered Hartford Investment Management's reputation and overall financial strength, noting that Hartford Investment Management's current reputation and the Board's past experience with Hartford Investment Management was predominantly based on Hartford Investment Management's performance as a fixed income manager. The Board also considered the experience and reputation of equity personnel hired by Hartford Investment Management to service the Acquiring Fund, and the level of support provided by the organization as a whole. The Investment Committee met with Hugh Whelan, the proposed portfolio manager for the Acquiring Fund. The Board considered HL Advisors' and Hartford Investment Management's investments in infrastructure in light of increased regulatory requirements and the needs of Hartford Investment Management's proposed active equity management function.

        The Board also requested and evaluated information concerning Hartford Investment Management's regulatory and compliance environment. The Board focused on regulatory and compliance matters particular to the management of equity securities as opposed to fixed income securities. In this regard, the Board requested and reviewed information on Hartford Investment Management's compliance policies and procedures, compliance history, and reports from the Acquiring Fund's Chief Compliance Officer on Hartford Investment Management's compliance with applicable laws and regulations, including its responses to regulatory developments and compliance issues raised by regulators. The Board also noted HL Advisors' and Hartford Investment Management's support of the Company's compliance control structure, particularly the resources devoted by HL Advisors and Hartford Investment Management in support of the Company's obligations pursuant to Rule 38a-1 under the 1940 Act.

        With respect to the day-to-day portfolio management services to be provided by Hartford Investment Management, the Board considered the quality of Hartford Investment Management's investment personnel (including its ability to attract and retain qualified investment professionals); its investment philosophy and process (and adherence to that philosophy and process); and its investment research capabilities and resources, performance record, and trade execution capabilities and experience. The Board noted the quality of the presentations to and communications with the Board, and responsiveness to Board inquiries, of Hartford Investment Management, including in particular Mr. Whelan and his team and senior management of Hartford Investment Management, in their in-person discussions with the Board and their discussions with the Investment Committee. The Board recognized that HL Advisors is responsible for the overall management of the Acquiring Fund, provides investment advisory services in connection with selecting, monitoring and supervising the Acquiring Fund's sub-advisers, and had recommended to the Board that Hartford Investment Management be appointed as a sub-adviser to the Acquiring Fund.

        In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Proposed Agreement, but also the Board's experience through past interactions with HL Advisors and Hartford Investment Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HL Advisors and Hartford Investment Management.

PERFORMANCE

The Board considered the investment performance of the Acquiring Fund as managed by T. Rowe. In this regard, the Board considered information and materials provided to the Board comparing the Acquiring Fund's investment performance with appropriate benchmark indices, and with a performance universe of funds selected by Lipper, Inc., an independent provider of investment company data ("Lipper"), which demonstrated that the Acquiring Fund's one-, three- and five-year performance was ahead of its benchmark and that its rank was in the 49th, 53rd and 16th percentile, respectively.

As Hartford Investment Management does not have a performance track record for active equity management, HL Advisors and Hartford Investment Management presented information regarding the performance record of funds managed by Mr. Whelan for his previous employer between 2000 and 2005. Mr. Whelan was a member of the investment management team responsible for these funds since 1999 and served in a leadership capacity on the team from 2001 to 2005. The Board reviewed materials that compared the performance of funds previously managed by Mr. Whelan and his team to the performance of appropriate benchmarks and other matrices as well as to a universe of funds selected by Lipper. HL Advisors and Hartford Investment Management provided additional information about the broad range of Mr. Whelan's and his team's recent investment experience and about their investment philosophy and process. The Board considered HL Advisors' representations and judgment that although Mr. Whelan's team has not previously managed a large-cap growth fund using the proposed quantitative strategy, the team has demonstrated its ability to do so by successfully managing large-cap assets in another strategy and successfully using a similar quantitative strategy in different asset classes. The Board, at prior meetings, and the investment committee also had extensive in-person discussions with Mr. Whelan about his investment philosophy, process, and experience.

Based on these considerations, the Board concluded that, while there could be no guarantee of future results, the Board was satisfied that Hartford Investment Management has the capability of providing satisfactory investment performance for the Acquiring Fund.

COSTS OF THE SERVICES AND PROFITABILITY OF HL ADVISORS AND HARTFORD INVESTMENT MANAGEMENT

The Board reviewed information regarding HL Advisors' and Hartford Investment Management's costs to provide investment management and related services to the Acquiring Fund and the profitability to them from managing the Acquiring Fund. The Board considered information related to both HL Advisors and Hartford Investment Management because it was proposed that Hartford Investment Management be reimbursed for its costs rather than receive a set fee, with the result that any profitability from managing the Acquiring Fund would be realized only with respect to HL Advisors. The Board also had information about the profitability to HL Advisors and its affiliates from all services provided to the Acquiring Fund and all aspects of its relationships with the Acquiring Fund. In evaluating HL Advisors' profitability, the Board considered that HL Advisors' agreed to an additional management fee waiver designed to keep its estimated profitability from the Acquiring Fund from increasing for one year following the engagement of Hartford Investment Management.

The Board reviewed with HL Advisors the assumptions and allocation methods used in preparing the cost and profitability data provided to the Board. The Board recognized that allocation methods are inherently subjective, and different methods may be reasonable although they lead to different results. The Board noted the difficulty in obtaining reliable comparative data about adviser profitability, since such information is not generally publicly available and is impacted by numerous factors, including the structure of an adviser's organization, the types of funds it manages, and the adviser's capital structure and costs of capital. The Board considered the profitability of HL Advisors' relationship with the Acquiring Fund on a pre-tax basis without regard to distribution expenses.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HL Advisors, Hartford Investment Management and their affiliates from their relationships with the Acquiring Fund would not be excessive. The Board recognized that, over time, after expiration of the temporary fee waiver and as assets in the Acquiring Fund grow, HL Advisors expected to realize substantial increased profitability from the replacement of
T. Rowe with Hartford Investment Management, but that profitability after the first year will be addressed in light of these developments in the Board's annual review of its investment advisory and sub-advisory agreements.

COMPARISON OF FEES AND SERVICES PROVIDED BY HL ADVISORS AND HARTFORD INVESTMENT MANAGEMENT

The Board considered comparative information with respect to the investment management fees to be paid by the Acquiring Fund to HL Advisors and its affiliates. In this regard, the Board received information from HL Advisors and Hartford Investment Management relating to the management fees, sub-advisory fees, and total operating expenses for the Acquiring Fund. HL Advisors also referenced information comparing the Acquiring Fund's management fees and total expense ratio relative to those of an applicable peer group of funds identified by Lipper. The Board considered that according to the information provided by Lipper, the proposed management fee is below the median and average fee for the Acquiring Fund's peer group at all asset levels. While the Board recognized that comparisons between the Acquiring Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information assisted the Board in evaluating the reasonableness of the Acquiring Fund's management advisory and sub-advisory fees.

In considering the reasonableness of the Acquiring Fund's fees and total expense ratios, the Board considered that the overall management fee for the Fund would be reduced. The Board noted that because HL Advisors is responsible for paying the sub-advisory fee to Hartford Investment Management, approval of the Agreement would not increase Acquiring Fund expenses and was anticipated to decrease Acquiring Fund expenses.

Based on these considerations, and after taking into account the fee arrangement described above and HL Advisors' agreement to provide a temporary fee waiver in an amount intended to render the transition to Hartford Investment Management neutral in terms of profitability, the Board concluded that the comparative information reviewed indicates that the Acquiring Fund's management fee and sub-advisory fee and total operating expenses are within a range that is competitive and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, supports the conclusion that these fees and expenses are reasonable.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Acquiring Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Acquiring Fund's investors.

The Board reviewed the breakpoints in the management fee schedule, which reduce fees as Acquiring Fund assets grow over time. These breakpoints provide economies of scale to the Acquiring Fund and its shareholders in that, as the Acquiring Fund grows, its effective management fee rate declines. The Board recognized that the Acquiring Fund would continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee, resulting in a lower overall effective management fee rate. The Board considered that the Acquiring Fund may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that the proposed management fee schedule would add a new breakpoint for assets over $1 billion.

The Board received information regarding HL Advisors' and Hartford Investment Management's realization of economies of scale with respect to the Acquiring Fund. The Board considered representations from HL Advisors that the initial start-up costs Hartford Investment Management would incur in building its equity management capability relating to the Acquiring Fund would be high relative to the small amount of assets under management. However, the Board considered that HL Advisors and Hartford Investment Management were likely to realize substantial economies of scale over time as Hartford Investment Management's equity assets under management increased, which the Board would consider in determining whether to renew the agreement on an annual basis.

The Board considered the fact that the Acquiring Fund's assets have fallen significantly in recent years, and that HL Advisors represented that replacing the current sub-adviser with Hartford Investment Management will enable the Acquiring Fund to gain greater acceptance among potential investors, resulting in increased opportunities for growth and economies of scale to the Acquiring Fund associated with such growth.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Acquiring Fund's investors, based on currently available information and the effective advisory fees and expense ratios for the Acquiring Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Acquiring Fund assets and the appropriateness of additional breakpoints.

OTHER BENEFITS

The Board considered information regarding other benefits to HL Advisors, Hartford Investment Management and their affiliates from their relationships with the Acquiring Fund. The Board considered Hartford Investment Management's statements that Hartford Investment Management was undertaking a review of its soft dollar practices in light of the recent addition of equity management capability, but that it had determined that at present Hartford Investment Management will utilize soft dollars to obtain only: (i) brokerage services;
(ii) research created and provided by a broker dealer involved in effecting a trade (i.e., research provided by a full service broker dealer, or provided by a broker dealer to which a portion of a trade is directed for the purpose of obtaining access to the research, in either case on a bundled basis); and (iii) access to management personnel. The Board considered Hartford Investment Management's representations that Hartford Investment Management will not at present utilize soft dollars to obtain research from parties who have no role in effecting a trade, although Hartford Investment Management's practices could change in the future. The Board considered that these soft dollar practices would benefit Hartford Investment Management by providing it with research that could be utilized with its other active equity clients. The Board also considered that the following companies, which are affiliates of Hartford Investment Management, provide services to the Acquiring Fund and receive compensation from the Acquiring Fund:

        o Hartford Life Insurance Company provides administrative and fund accounting services to the Acquiring Fund and receives administrative and fund accounting fees.

        o The Acquiring Fund currently pays the cost of certain legal services in support of the Fund provided by personnel of Hartford Life Insurance Company, but such cost will be absorbed by Hartford Life Insurance Company as of January 1, 2007.

        o Hartford Investor Services Company, LLC, the Acquiring Fund's transfer and dividend disbursing agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides.

        o  Hartford   Administrative  Services  Company,  the  Acquiring  Fund's
sub-transfer  agent,  receives  transfer agency  compensation from the Acquiring
Fund.

The Board considered that HL Advisors and Hartford Investment Management would benefit from the Acquiring Fund's strong existing performance record, which would facilitate efforts to market the Acquiring Fund to new investors.

                                    * * * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Acquiring Fund and its shareholders to approve the Agreement with Hartford Investment Management. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.


                     ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION

Each Fund is a series of the Company, a Maryland corporation registered as an open-end management investment company. The Company is governed by the Board, which currently consists of ten (10) trustees, seven (7) of whom are not "interested persons" (as defined in the Investment Company Act of 1940).

DIVIDENDS AND OTHER DISTRIBUTIONS

Dividends and distributions may be declared by each Fund's Board of Directors from time to time. The current policy for the Funds is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year. Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

DISCLOSURE OF FUND HOLDINGS

A detailed description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Company Statement of Additional Information ("SAI"). In addition, investors should note that each Fund publishes its holdings on the Company website at www.hartfordinvestor.com no earlier than 30 days after the end of each calendar quarter. Each Fund also publishes on the Company website no earlier than 15 days after the end of each month each Fund's largest ten holdings. A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities is available (i) in the Company SAI; and (ii) on the Company website.

CAPITALIZATION OF THE FUNDS

The following table shows on an unaudited basis the capitalization of each Fund and on a PRO FORMA basis, each as of June 30, 2006, after giving effect to the Reorganization.

                             NET ASSETS    NET ASSET VALUE    SHARES OUTSTANDING

                             (THOUSANDS)      PER SHARE           (THOUSANDS)
      ACQUIRING FUND         $ 140,224         $ 18.50               7,578

      ACQUIRED FUND           $ 60,598         $ 9.42                6,434

PRO FORMA - ACQUIRING FUND   $ 200,822         $ 18.50               10,853
INCLUDING ACQUIRED FUND(1)

        (1) The net assets of the Acquired Fund will be converted to shares based on the Acquiring Fund's net asset value per share.

                               GENERAL INFORMATION

INVESTMENT ADVISER, ADMINISTRATOR, TRANSFER AGENT, AND PRINCIPAL UNDERWRITER

HL Advisors, the Funds' investment adviser, is located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. Hartford Life Insurance Company ("Hartford Life") is the Acquired and Acquiring Funds' administrator, Hartford Investor Services Company ("HISC") is the Acquired and Acquiring Funds' transfer and dividend disbursing agent, and Hartford Securities Distribution Company ("HSD") is the Acquired and Acquiring Funds' principal underwriter. HISC has entered into an agreement with Hartford Administrative Services Company ("HASCO"), whereby HASCO performs certain sub-transfer agency services, including acting as dividend disbursement agent, in connection with investments in the Funds by qualified retirement plans. Hartford Life, HISC, HSD, and HASCO are located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. HL Advisors, Hartford Life, HISC, HSD, and HASCO are affiliates of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut corporation.

OTHER BUSINESS

The Directors do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement/Prospectus. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

SHAREHOLDER REPORTS

Shareholders can find important information about the Funds in the Company's annual report dated December 31, 2005 and the Company's semi-annual report dated June 30, 2006 which have been previously mailed to shareholders. You may obtain copies of these reports without charge by writing to the Funds at Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, Connecticut 06102-5085, by calling the Funds at 1-800-862-6668, or by logging on to www.hartfordinvestor.com.

PROXY SOLICITATION

The principal solicitation of proxies will be by the mailing of this Proxy Statement/Prospectus beginning on or about December 11, 2006, but proxies may also be solicited from a representative of The Hartford or from our proxy solicitor, MIS, an ADP Company, ("MIS"). The estimated costs of retaining MIS is approximately $_______. If we have not received your vote as the date of the Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

In all cases where a telephonic proxy or voting instructions are solicited by MIS, the MIS representative is required to ask for each Contract Owner's or shareholder's full name and address, or the zip code or employer identification number, and to confirm that the Contract Owner or shareholder has received the proxy materials in the main. If the Contract Owner or shareholder is a corporation or other entity, the MIS representative is required to ask for the person's title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to MIS, then the MIS representative will explain the proxy voting process, read the Reorganization Plan listed on the proxy care, and ask for the Contract Owner's or shareholder's instructions regarding on the Reorganization Plan. Although the MIS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Contract Owner or shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The MIS representative will record the Contract Owner's or shareholder's instructions on the proxy card. Within 72 hours, the Contract Owner or shareholder will be sent a letter or mailgram confirming his or her vote and asking the Contract Owner or shareholder to call the MIS representative immediately if his or her instructions are not correctly reflected in the confirmation.

The cost of the Meeting, including the preparation and mailing of the notice, Proxy Statement/Prospectus and the solicitation of proxies, including reimbursement to broker-dealer and others who forwarded proxy materials to their clients, will be borne by HL Advisors.

VOTE REQUIRED

Approval of the Reorganization Plan requires the affirmative vote of a "majority of the outstanding voting securities" of the Acquired Fund, which means the lesser of (a) the vote of 67% or more of the shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the Acquired Fund's outstanding shares. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the Reorganization.

SHAREHOLDER PROPOSALS

As a general matter, the Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the secretary of the Company, P.O. Box 2999, Hartford, Connecticut 06104-2999.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

BENEFICIAL OWNERS

As of October 20, 2006, all directors and officers as a group owned less than 1% of the outstanding shares of each class of the Fund's shares. As of October 20, 2006, to the knowledge of the Company, no person owned beneficially more than 5% of the outstanding shares of any class of shares of the Fund, except as listed in Appendix C.

As of October 20, 2006, none of the Independent Directors (or their immediate family members) had share ownership in securities of the Company's investment manager or principal underwriter or in an entity controlling, controlled by or under common control with the investment manager or principal underwriter (not including registered investment companies).

INFORMATION ABOUT THE FUNDS

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports, and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Funds.

TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, WE REQUEST PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                        By Order of the Board of Directors,

                                        /s/ Edward P. MacDonald
                                        Secretary
                                        Hartford HLS Series Fund II, Inc.

November 30, 2006
P.O. Box 2999
Hartford, Connecticut 06104-2999

                      MORE INFORMATION REGARDING THE FUNDS

The following information applies to both the Acquired and Acquiring Funds.

INVESTMENT ADVISORY ARRANGEMENTS

The assets of the Funds are managed by HL Advisors, which selects sub-advisers, which in turn employ portfolio manager(s) in connection with their management of the Funds. All such advisers to the Funds are supervised by the Board. You can find additional information about the Company's Directors and officers in the Statement of Additional Information of the Company, dated May 1, 2006. HL Advisors hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser, including Holland Capital and Hartford Investment Management. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the Funds. For these services, HL Advisors is paid an advisory fee. This fee is calculated on the average daily net assets of each Fund, and is paid at the rates previously shown in this Proxy Statement/Prospectus.

HL Advisors and Hartford Investment Management are indirect wholly-owned subsidiaries of The Hartford Financial Services Group, Inc., a Connecticut financial services company.

HL Advisors and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the subsection titled "Other Distribution or Service Arrangements" in this section of this Proxy Statement/Prospectus.

The Company may rely on an exemptive order from the SEC under which they use a "Manager of Managers" structure. HL Advisors has responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint new sub-advisers, not affiliated with HL Advisors, with the approval of the Board and without obtaining approval from those shareholders and Contract Owners that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders and Contract Owners will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing and the SEC's Division of Enforcement is investigating aspects of The Hartford's variable annuity and mutual funds operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office, the Connecticut Attorney General's Office, and other regulatory agencies in these matters.

To date, none of these investigations have resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in active discussions with the SEC and the New York Attorney General's Office. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.

In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class action, IN RE HARTFORD MUTUAL FUNDS FEE LITIGATION, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage, and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amendment complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., the Company, the Retail Funds themselves, and certain of the directors of the Retail Funds, who also serve as directors of the funds. This litigation is not expected to result in a material adverse effect on the funds.


PURCHASE AND REDEMPTION OF SHARES

The Funds may offer their shares to variable annuity and variable life insurance separate accounts of Hartford Life, Union Security Life Insurance Company, and Union Security Life Insurance Company of New York (the "Separate Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The Funds may also offer their shares to certain qualified retirement plans (the "Plans").

Most of the Separate Accounts are registered with the SEC as investment companies. When shares of the Funds are offered as investment options for variable contracts issued through such a Separate Account, a separate prospectus describing the particular Separate Account and contract will accompany this proxy statement/prospectus. When shares of the Funds are offered as investment options for variable contracts issued through a Separate Account that is not so registered, a separate disclosure document received by the Plans(rather than a prospectus) describing that Separate Account and contract will accompany this proxy statement/prospectus.

Shares of the Funds are sold by HSD in a continuous offering to the Separate Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Separate Accounts and the assets of each subaccount are invested in the shares of the Fund corresponding to that subaccount. The Separate Accounts and Plans purchase and redeem Class IA shares of the Funds at net asset value without sales or redemption charges.

For each day on which a Fund's net asset value is calculated, the Separate Accounts transmit to the Fund any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants, and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a Fund any orders to purchase or redeem shares of the Fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Separate Accounts and Plans purchase and redeem shares of the Funds at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of note of redemption, except that payments of redemptions may be postponed beyond the seven days when permitted by applicable laws and regulations.

Although they would not normally do so, the Funds have the right to pay the redemption price of shares of the Funds in whole or in part in portfolio securities. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90 day period for any one account.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular Fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a Fund. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the Fund, one ore more of such classes of investors could be disadvantaged. The Company currently does not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, the Fund's Board of Directors will monitor each Fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Separate Accounts may be required to withdraw its investment in the Fund or substitute shares of another fund for the current fund. This, in turn, could cause a Fund to sell portfolio securities at a disadvantageous price.

DETERMINATION OF NET ASSET VALUE

The net asset value per share ("NAV") is determined for each Fund as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, the Funds will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Fund, and in particular the Acquiring Fund, uses a fair value pricing service approved by that Fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund's shares is determined only on business days of the Funds, the value of portfolio securities including foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that either Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that Fund determines its NAV per share.

Debt securities (other than short-term obligations) held by either Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by the Board. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

TAXES

Each Fund has qualified and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As such, a Fund is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income and any capital gains. It is each Fund's intention to distribute all such income and gains.

Under current law, Plan participants and owners of variable contracts which have invested in a Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each Fund. Each Fund intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each Fund by Subchapter M and the 1940
Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a Fund does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Fund and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all funds shareholders. In particular, frequent trading can (i) cause a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. The Acquiring Fund may invest in securities that are traded primarily in markets outside of the United States. Frequent traders using arbitrage strategies can dilute a fund's NAV for long-term shareholders. If you intend to trade frequently or use market-timing investment strategies, you should not invest in the Funds.

The Funds are available for investment, directly or indirectly, through a variety of means, including: individual variable annuity contracts and individual variable life policies; group annuity contracts and corporate-owned life insurance ("COLI") policies issued by Hartford Life; and IRS-qualified investment plans, such as employer-sponsored retirement plans. With the exception of participants in a relatively small number of qualified investment plans (representing a small percentage of the assets of the Funds), individual investors do not participate directly in the Funds through ownership of shares. Rather, the overwhelming majority of participants invest in separate accounts maintained by Hartford Life in connection with its variable annuity and life insurance products, which in turn invest in the Funds. In all cases, exchange activity among the Funds occurs on an omnibus basis, which limits the ability of the Funds, themselves, to monitor or restrict the trading practices of individual investors in a meaningful way. Hartford Life has the ability to monitor and restrict trading practices of individual investors in most, but not all, cases.

In addition to these limitations on the Funds' ability to monitor and restrict individual trading practices, the varied mechanisms for participation in the Funds prevent the Funds from establishing policies for market timing and abusive trading that are enforceable on equal terms with respect to all direct and indirect investors in the Funds. Older versions of individual variable annuity contracts issued by Hartford Life, for example, do not include terms that would expressly permit Hartford Life to impose strict numeric limitations on the number of exchanges that a Contract Owner can make during a specified time period or redemption fees on short-term trading activity. These contracts have not been sold by Hartford Life since the 1980's, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in the Funds. Further, many of the existing plan documents and agreements with third-party administrators for omnibus accounts do not contain terms that would enable the Funds, Hartford Life, or the plan sponsors to impose trading restrictions upon individual participants in those plans who may be deemed to be market timers or abusive traders.

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of shares by Fund shareholders. The Board's policy is to discourage investors from trading in a Fund's shares in an excessive manner that would be harmful to long-term investors by requiring Hartford Life to establish internal procedures that are reasonably designed to decrease the attractiveness of the Funds to market timers and to impose reasonable restrictions on frequent purchases and redemptions of shares to the extent practicable. In addition, it is the Funds' policy to require the Funds' sub-advisers to establish internal procedures pursuant to which portfolio managers are required to report to Hartford Life any cash flow activities in the Funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a Fund. Once a portfolio manager reports such activities to Hartford Life, Hartford Life will identify all investors who transferred in or out of that fund on the day or days identified by the portfolio manager. Hartford Life will then review the list to determine whether the transfer activity violates the policies and procedures adopted by the Board with respect to frequent purchase and redemption of shares. Where Hartford Life cannot directly restrict the practices of an investor, Hartford Life will work with the appropriate financial intermediary to do so. The Funds reserve the right, in their sole discretion, to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the request or previous excessive trading activity, but have no obligation to do so. No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities.

Hartford Life has developed and employs the following procedures with respect to restrictions on trading:

    o INDIVIDUAL VARIABLE ANNUITY AND VARIABLE LIFE PRODUCTS. Hartford Life presently sells only individual variable annuity contracts and individual variable life insurance policies that include contractual language reserving for Hartford Life the right to restrict abusive trading activities and to revoke the exchange privileges of abusive traders. In addition, currently sold variable annuity contracts and variable life insurance policies contain terms that permit Hartford Life to limit the means by which Contract Owners and policy holders may conduct exchanges. Under Hartford Life's internal policies and procedures, any Contract Owner or policy holder who conducts in excess of twenty (20) exchanges in one policy/contract year is deemed to be an  "Excessive  Trader" for the  remainder of the  policy/contract year. With respect to any currently sold contract or policy, an Excessive Trader may only conduct exchanges in writing by U.S. mail or overnight delivery. Although subject to the Excessive Trader restrictions described above, Hartford Life's older Director I and Director II variable annuity contracts, which were sold in the 1980's, do not contain language expressly reserving for Hartford Life the right to restrict abusive trading activities and to revoke the exchange privileges of abusive traders. These contracts are no longer sold by Hartford Life, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in shares of the Funds.

    o COLI PRODUCTS. With respect to COLI products offering investments in Hartford Life's Separate Accounts that participate in the Funds, Hartford Life imposes numeric restrictions on the frequency with which a Contract Owner may reallocate investment options. These restrictions vary by contract from four reallocations per contract year to those that permit twelve reallocations per contract year. In 2005, none of the COLI Contract Owners exceeded their respective reallocation limit.

    o GROUP ANNUITY PRODUCTS. With respect to group annuity products offering investments in Hartford Life's Separate Accounts that invest in shares of the Funds, Hartford Life serves as third-party administrator for the groups and, as such, has access to information concerning individual trading activity. Each group, however, maintains plan documents that govern the rights and obligations of plan participants and, accordingly, limits the ability of Hartford Life to restrict individual trading activity. Hartford Life is using reasonable efforts to work with plan sponsors to modify administrative services agreements between Hartford Life and the plans, as well as plan documents, in ways to enable Hartford Life to impose abusive trading restrictions that are reasonably designed to be as effective as those set forth above for individual variable annuity and variable life policyholders. Nonetheless, Hartford Life's ability to identify and deter frequent purchases and redemptions through omnibus accounts is limited, and success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of shares in this context depends significantly upon the cooperation of the third-party administrators and plan sponsors.

The use of fair value pricing can serve both to make the Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in shares resulting from the manner in which the NAV of the Funds' shares is determined each day. Frequent trading in shares can dilute the value of long-term shareholders' interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The Funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the Funds' defenses against harmful excessive trading in shares. For additional information concerning the Funds' fair-value procedures, please refer to "Determination of Net Asset Value" found earlier in the prospectus.

INVESTMENT POLICY CHANGES

Hartford Blue Chip Stock HLS Fund, the Acquiring Fund, invests at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in large and medium-sized blue chip growth companies, as indicated in this Proxy Statement/Prospectus. Upon approval of the Reorganization Plan, the Acquiring Fund will be renamed the Hartford LargeCap Growth HLS Fund. As such, it will also invest at least 80% of its assets in large capitalization companies. Shareholders were provided with at least 60 days' prior written notice of this and any other changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

NOTE: Unless expressly designated as fundamental, all policies and procedures of the Funds may be changed by the Company's Board without shareholder approval. To the extent authorized by law, the Company and each of the Funds reserve the right to discontinue offering shares at any time, or to cease operations entirely.

                   FINANCIAL HIGHLIGHTS FOR THE ACQUIRING FUND

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the Acquiring Fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund for the period shown, assuming reinvestment of all dividends and distributions. The information for the period ended December 31, 2002 through December 31, 2005 has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Acquiring Fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request. The information for the period ended December 31, 2001 has been audited by the Acquiring Fund's former independent registered public accounting firm. The information from January 1, 2006 through June 30, 2006 is unaudited.

The following information presents the Fund's performance when it was managed by a previous sub-adviser. Hartford Investment Management became the Fund's sub-adviser on or about November 13, 2006.


                            CLASS IA-- PERIODS ENDED

                                                06/30/06           12/31/05        12/31/04      12/31/03    12/31/02     12/31/01
                                                ---------         ---------       ---------     ---------   ---------    ---------
     PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period       $   18.74         $   17.84       $   16.42     $   12.70   $   16.80    $   19.63
     Net investment income (loss)                    0.03              0.07            0.10          0.03        0.01           --
     Net realized and unrealized gain
       (loss) on Investments                        (0.26)             0.98            1.35          3.69       (4.11)       (2.83)
                                                ---------         ---------       ---------     ---------   ---------    ---------
     Total from investment operations               (0.23)             1.05            1.45          3.72       (4.10)       (2.83)
     Less distributions:
       Dividends from net investment income         (0.01)            (0.15)          (0.03)           --          --           --

       Distributions from net realized
         gain on Investments                           --                --              --            --          --           --
       Distributions from capital                      --                --              --            --          --           --
                                                ---------         ---------       ---------     ---------   ---------    ---------
     Total distributions                            (0.01)            (0.15)          (0.03)           --          --           --
                                                ---------         ---------       ---------     ---------   ---------    ---------
     Net increase (decrease) in net
       asset value                                  (0.24)             0.90            1.42          3.72       (4.10)       (2.83)
                                                ---------         ---------       ---------     ---------   ---------    ---------
     Net asset value, end of period             $   18.50         $   18.74       $   17.84     $   16.42   $   12.70    $   16.80
                                                =========         =========       =========     =========   =========    =========
     TOTAL RETURN(a)                                (1.18%)(f)         5.85%           8.90%        29.30%     (24.40%)     (14.41%)
     RATIOS AND SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)   $ 140,224         $ 155,020       $ 173,702     $ 182,530   $ 155,333    $ 239,597
     Ratio of expenses to average net assets(b)      0.82%(c,d,g)      0.81%(c,d)      0.90%(c)      0.90%       0.92%        0.92%
     Ratio of net investment income (loss) to
       average net assets                            0.32%(g)          0.32%           0.56%         0.22%       0.04%       (0.01%)
     Fund turnover rate(e)                             16%               27%             26%           28%         37%          47%

(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b) Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.82% for the six-month period ended June 30, 2006, 0.81% for the period ended December 31, 2005 and 0.90% for the period ended December 31, 2004.

(d) During this time period, the fund's investment manager voluntarily agreed to waive 0.10% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.

(e) Fund turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) Not annualized.

(g) Annualized.

                               INDEX OF APPENDICES


Appendix A:  Form of Plan of Reorganization

Appendix B:  Explanation of Strategies and Risks

Appendix C:  Beneficial Owners

            APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this _____ day of _______, 2006, by Hartford HLS Series Fund II, Inc., a Maryland
corporation ("Company"), with its principal place of business at ________________, on behalf of the Hartford Blue Chip Stock HLS Fund ("Acquiring Fund"), a separate series of the Company, and the Hartford LargeCap Growth HLS Fund ("Acquired Fund"), also a separate series of the Company.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code"). The reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock of Class IA of the Acquiring Fund ("Acquiring Fund Shares") corresponding to the class of outstanding shares of common stock of the Acquired Fund ("Acquired Fund Shares"), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of the Company, a registered investment company classified as a management company of the open-end type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of the Company have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of the Company also have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

         1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Fund, as set forth in paragraph 1.2 herein, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class IA Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to the corresponding class of Acquired Fund Shares, computed in the manner and as of the time and date set forth in paragraph 2.1 herein, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph
2.2 herein; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3 herein. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 herein ("Closing Date").

         1.2. The property and assets of the Company attributable to the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, "Assets"). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

         1.3. The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

         1.4.     Immediately  following the actions  contemplated  by paragraph
1.1 herein, the Company shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, the Company, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund's shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 herein ("Acquired Fund Shareholders"), on a PRO RATA basis within the class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 herein, and (b) completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class IA Acquiring Fund Shares to be so credited to the Class IA Acquired Fund Shareholders, respectively, shall, with respect to the class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, although shares certificates representing interests in Class IA Acquired Fund Shares will thereafter represent interests in the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class IA Acquiring Fund Shares in connection with the Reorganization.

         1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's Transfer Agent, as defined in paragraph 3.3 herein.

         1.6. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

         2.1. The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by the Company's Board of Directors.

         2.2. The net asset value of each Class IA Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the

Acquiring   Fund's   then-current   prospectus   and   statement  of  additional
information, and valuation procedures established by the Company's Board of Directors.

         2.3. The number of the Class IA Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined by dividing the value of the net assets with respect to the Class IA Acquired Fund Shares, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1 herein, by the net asset value of the corresponding class of Acquiring Fund Shares, determined in accordance with paragraph 2.2 herein.

         2.4. All computations of value shall be made by [ ], in its capacity as [ ] for the Company[, and shall be subject to confirmation by the Company's ___________ ].

3.   CLOSING AND CLOSING DATE

         3.1. The Closing Date shall be [February 5, 2007], or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement ("Closing") shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company.

         3.2. The Company shall direct [ ], as custodian for the Acquired Fund ("Custodian"), to deliver to the Company at the Closing a certificate of an authorized officer of the Custodian stating that (i) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, as the Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended ("1940 Act"), in which the Acquired Fund's Assets are deposited, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

         3.3. The Company shall direct Hartford Investor Services Company, LLC, in its capacity as transfer agent for the Company ("Transfer Agent"), to deliver to the Company at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class IA shares owned by each such shareholder immediately prior to the Closing. The Secretary of the Company shall confirm that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund pursuant to paragraph 1.1 herein prior to the actions contemplated by paragraph 1.4 herein and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4 herein. At the Closing the Company shall execute such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as necessary to effect the Reorganization.

         3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

         4.1. Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

                  (a) The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company's Articles of Incorporation, as amended from time to time ("Charter"), to own all of its Assets and to carry on its business as it is now being conducted;

                  (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Class IA Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act and state securities laws;

                  (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (e) On the Valuation Date, the Company, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Company, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

                  (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound, or
(ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound;

                  (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

                  (h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Company's knowledge, threatened against the Company, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2005 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

                  (j) Since December 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than in the ordinary course in accordance with the Acquired Fund's investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

                  (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of the Company, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) for the period ending on the Closing Date;

                  (m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 herein. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

                  (n) The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

                  (p) The combined proxy statement and prospectus ("Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.5 herein, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and
(ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

         4.2. Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

                  (a) The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, with power under the Company's Charter to own all of its properties and assets and to carry on its business as it is now being conducted;

                  (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class IA Acquiring Fund Shares under the 1933 Act, is in full force and effect;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

                  (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound, or
(ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound;

                  (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. The Company, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

                  (g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at December 31, 2005 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

                  (h) Since December 31, 2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness other than in the ordinary course in accordance with the Acquiring Fund's investment restrictions. For purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

                  (i) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of the Company no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (j) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code;

                  (k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

                  (l)      The  execution,  delivery  and  performance  of  this
Agreement and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (m) The Class IA Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund; and

                  (n) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

                  (o) The Proxy Statement to be included in the Registration Statement referred to in paragraph 5.5 herein (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph
(o) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

         5.2. The Company will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3. The Acquired Fund covenants that the Class IA Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

         5.4. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.5. The Company, on behalf of the Acquired Fund, will prepare and file a Proxy Statement (referred to in paragraph 4.1(o) herein) to be included in a Registration Statement on Form N-14 ("Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement

         5.6. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         5.7. The Company, on behalf of the Acquired Fund, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (1) vest in and confirm (a) the title and possession of the Company, on behalf of the Acquired Fund, of the Acquiring Fund Shares to be delivered hereunder and (b) the title and possession of the Company, on behalf of the Acquiring Fund, of all the Assets and (2) otherwise to carry out the intent and purpose of this Agreement.

         5.8. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1. All representations and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         6.2. The Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by the Company's President or Vice President and its Treasurer or Assistant Treasurer, and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

         6.3. The Company, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquiring Fund, on or before the Closing Date; and

         6.4. The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Company, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1. All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2. The Company shall have delivered to the Acquiring Fund a statement of the Acquired Fund's Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Company;

         7.3. The Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of the Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

         7.4. The Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Fund, on or before the Closing Date;

         7.5. The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein; and

         7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Fund, or the Company, on behalf of the Acquiring Fund, the Company may, at its option, refuse to consummate the transactions contemplated by this Agreement:

         8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the

Company's Charter and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Company may not waive the conditions set forth in this paragraph 8.1;

         8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to the Company's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

         8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         8.5. The Company shall have received the opinion of counsel to the Company addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Company of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not consummate such transactions contemplated by the Agreement if this condition is not satisfied.

9. INDEMNIFICATION

         9.1. The Company, out of the Acquiring Fund's assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.

         9.2. The Company, out of the Acquired Fund's assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.

10. BROKERAGE FEES AND EXPENSES

         10.1. The Company, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         10.2. The expenses relating to the proposed Reorganization will be borne solely by HL Investment Advisors, LLC. No such expenses shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees and expenses incurred in connection with the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         11.1. The Company has not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, not set forth herein, and this Agreement constitutes the entire agreement between the Acquiring Fund and Acquired Fund with respect to the Reorganization.

         11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Company's Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

13. AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Company pursuant to paragraph 5.2 herein, no such amendment may have the effect of changing the provisions for determining the number of Class IA Acquiring Fund Shares to be issued to the Class IA Acquired Fund Shareholders, respectively, under this Agreement to the detriment of such shareholders without their further approval.

14. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

         14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.2.    This   Agreement   shall  be  governed  by  and  construed  in
accordance with the laws of the State of [Maryland] without regard to its principles of conflicts of laws.

         14.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                    HARTFORD HLS SERIES FUND II, INC., ON BEHALF OF ITS HARTFORD LARGECAP GROWTH HLS FUND


                    By: _______________________________


                    Title:_____________________________



                    HARTFORD HLS SERIES FUND II, INC., ON BEHALF OF ITS HARTFORD BLUE CHIP STOCK HLS FUND


                    By: _______________________________


                    Title:_____________________________



                    WITH RESPECT TO SECTION 10.2 OF THIS AGREEMENT, ACCEPTED AND ACKNOWLEDGED BY:

                    HL INVESTMENT ADVISORS, LLC


                    By: _______________________________


                    Title:______________________________

                 APPENDIX B: EXPLANATION OF STRATEGIES AND RISKS


INVESTMENT RISKS GENERALLY

Many factors affect each Fund's performance. There is no assurance that a Fund will achieve its investment goal (investment objective), and investors should not consider any one Fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

The different types of securities, investments, and investment techniques used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). Each Fund may invest in equity securities as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each Fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a Fund is in a defensive position, the Fund may lose the benefit of market upswings and limit its ability to meet its investment objective.


USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Each Fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques, which are incidental to each Fund's primary strategy, permit a Fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a Fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a Fund's portfolio investments. Hedging techniques may not always be available to the Funds, and it may not always be feasible for a Fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a Fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a Fund or increase volatility in a Fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

FOREIGN INVESTMENTS

Each Fund may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a Fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a Fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

OTHER INVESTMENT COMPANIES

Each Fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the Funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A Fund's investments in investment companies may include various exchange-traded Funds ("ETFs"), subject to the Fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

     o "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

     o "QUBES" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

     o    "iSHARES,"  which  are  securities  that  represent   ownership  in  a
          long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

     o "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a Fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the Fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.

Generally, a Fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund, or (3) more than 5% of the Fund's total assets would be invested in any one such investment company.

                          APPENDIX C: BENEFICIAL OWNERS


The name, address, and share ownership of persons who owned of record or beneficially 5% or more of the outstanding shares of either party to the Reorganization as of October 20, 2006 are set forth below:

                        Hartford LargeCap Growth HLS Fund

BENEFICIAL OR RECORD OWNER OF SECURITIES AND ADDRESS                            SHARES OWNED           % OWNED
----------------------------------------------------                            ------------           -------
Hartford Life Insurance  Company, 200 Hopmeadow Street, Simsbury,               1,406,684.733          o   23%
Connecticut 06089
Union Security Insurance Company, P.O. Box 64272, St. Paul,                     4,595,945.626          o   77%
Minnesota 55164


                        Hartford Blue Chip Stock HLS Fund

BENEFICIAL OR RECORD OWNER OF SECURITIES AND ADDRESS                           SHARES OWNED            % OWNED
----------------------------------------------------                           ------------            -------
Union Security Insurance Company, P.O. Box 64272, St. Paul,                    7,122,324.403             100%
Minnesota 55164

                                     PART B

                        Hartford HLS Series Fund II, Inc.
                                  P.O. Box 2999
                        Hartford, Connecticut 06104-2999
--------------------------------------------------------------------------------

                       Statement of Additional Information

                                November 30, 2006


--------------------------------------------------------------------------------


Acquisition of the Assets and Liabilities of:  By and in Exchange for Shares of:

Hartford LargeCap Growth HLS Fund              Hartford Blue Chip Stock HLS Fund



This Statement of Additional Information is available to the shareholders of Hartford LargeCap Growth HLS Fund in connection with a proposed transaction whereby all of the assets and liabilities of Hartford LargeCap Growth HLS Fund will be transferred to Hartford Blue Chip Stock HLS Fund in exchange for shares of Hartford Blue Chip Stock HLS Fund.

This Statement of Additional Information of Hartford Blue Chip Stock HLS Fund consists of this cover page, the accompanying pro forma financial statements and related notes, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for Hartford HLS Series Fund II, Inc. (the "Company") dated May 1, 2006; and

2. The Financial Statements of Hartford LargeCap Growth HLS Fund and Hartford Blue Chip Stock HLS Fund as included in the Company's Annual Report filed for the year ended December 31, 2005 and the Semi-Annual Report filed for the period ended on June 30, 2006.


This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated November 30, 2006 relating to the transaction may be obtained, without charge, by writing to Hartford HLS Series Fund II, Inc., P.O. Box 2999, Hartford, Connecticut 06104-2999 or calling 1-800-862-6668. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                                    Part B-1

PROFORMA STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (Unaudited)
HARTFORD BLUE CHIP STOCK HLS FUND (ACQUIRING)
HARTFORD LARGECAP GROWTH HLS FUND (ACQUIRED)
(000's Omitted)                                                              HARTFORD       HARTFORD
                                                                             BLUE CHIP      LARGECAP
                                                                               STOCK         GROWTH
                                                                              HLS FUND      HLS FUND       PROFORMA        PROFORMA
                                                                             6/30/2006     6/30/2006     ADJUSTMENTS       COMBINED
                                                                           -----------   ------------   ------------       --------
ASSETS
     Investments, at value                                                    $139,959       $60,609         $     0       $200,568
     Investment securities sold                                                    173             0               0            173
     Fund shares sold                                                               35            19               0             54
     Dividends and interest                                                        118            54               0            172
    Other assets                                                                     4             6               0             10
                                                                           -----------   -----------    ------------       --------
TOTAL ASSETS                                                                   140,289        60,688               0        200,977
                                                                           -----------   -----------    ------------       --------
LIABILITIES
     Fund shares redeemed                                                           48            82               0            130
     Investment management and advisory fee                                         10             4                             14
     Accrued expenses                                                                7             4               0             11
                                                                           -----------   -----------    ------------       --------
TOTAL LIABILITIES                                                                   65            90               0            155
                                                                           -----------   -----------    ------------       --------
NET ASSETS
     Net proceeds of capital stock, par value $.01 per share                   132,098        96,340               0        228,438
     Unrealized appreciation (depreciation) of investments in securities
         and futures contracts                                                     239           157               0            396
     Undistributed net investment income (loss)                                (13,252)      (38,930)              0        (52,182)
     Accumulated net realized gain (loss) from sale of investments              21,139         3,031               0         24,170
                                                                           -----------   -----------    ------------       --------
TOTAL NET ASSETS                                                              $140,224       $60,598         $     0       $200,822
                                                                           ===========   ===========    ============       =========

OUTSTANDING SHARES                                                               7,578         6,434          (3,159) (a)    10,853


NET ASSET VALUE                                                                 $18.50         $9.42                         $18.50

COST OF SECURITIES                                                            $118,821       $57,578                       $176,399

(a) Reflects increase (decrease) in shares due to differences in the net asset values of the funds.

THE NOTES OF THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

                                    Part B-2

HARTFORD BLUE CHIP STOCK HLS FUND (ACQUIRING FUND)
Proforma
Combined Schedule of Investments

AS OF 06/30/06                                                Hartford                   Hartford
(Unaudited, 000's omitted)                             Blue Chip Stock HLS Fund   LargeCap Growth HLS Fund         Proforma
                                                           Acquiring Fund             Target Fund 2                Combined
                                                       Shares   Market Value +    Shares    Market Value +   Shares   Market Value +
                                                       ------------------------   ------------------------   -----------------------

Common Stock                                    99.4%
   BASIC MATERIALS                               0.8%
        BHP Billiton Ltd. @                                27            $ 584                                   27           $ 584
        Consol Energy, Inc.                                13              593                                   13             593
        Fortune Brands, Inc.                                5              355                                    5             355
                                                                     ----------                                           ----------
                                                                         1,532                                                1,532

   CAPITAL GOODS                                 4.5%
        Applied Materials, Inc.                            42              685                                   42             685
        Baker Hughes, Inc.                                 23            1,866                                   23           1,866
        Deere & Co.                                         7              576                                    7             576
        Honeywell International, Inc.                      19              774                                   19             774
        Illinois Tool Works, Inc.                          23            1,102                                   23           1,102
        International Game Technology                      33            1,256                                   33           1,256
        Smith International, Inc.                          49            2,197                                   49           2,197
        United Technologies Corp.                           8              507                                    8             507
        Alcon, Inc.                                         2              148                                    2             148
                                                                     ----------                                           ----------
                                                                         9,111                                                9,111

   CONSUMER CYCLICAL                             6.6%
        Amazon.com, Inc.*                                  18              704                                   18             704
        Best Buy Co., Inc.                                  8              446                                    8             446
        CDW Corp.                                                                     17             $ 915       17             915
        Cheesecake Factory, Inc.*                                                     18               481       18             481
        eBay, Inc.*                                        21              603                                   21             603
        Home Depot, Inc.                                   48            1,732                                   48           1,732
        Kohl's Corp.*                                      37            2,205        16               925       53           3,130
        Sysco Corp.                                        21              639                                   21             639
        Target Corp.                                       31            1,530                                   31           1,530
        Wal-Mart Stores, Inc.                              49            2,375        16               780       65           3,155
                                                                     ----------                  ----------               ----------
                                                                        10,234                       3,101                   13,335

   CONSUMER STAPLES                              2.8%
        PepsiCo, Inc.                                      27            1,622        31             1,888       58           3,510
        Procter & Gamble Co.                               36            2,023                                   36           2,023
                                                                     ----------                  ----------               ----------
                                                                         3,645                       1,888                    5,533

   ENERGY                                        7.1%
        Apache Corp.                                                                  11               761       11             761
        BJ Services Co.                                                               29             1,095       29           1,095
        Chevron Corp.                                                                  9               571        9             571
        EOG Resources, Inc.                                 2              139                                    2             139
        Exxon Mobil Corp.                                  29            1,773        18             1,110       47           2,883
        Halliburton Co.                                                               10               772       10             772
        Murphy Oil Corp.                                   12              693                                   12             693
        Occidental Petroleum Corp.                                                     7               682        7             682
        Schlumberger Ltd.                                  49            3,158                                   49           3,158
        Total S.A. ADR                                     12              799                                   12             799
        XTO Energy, Inc.                                                              39             1,707       39           1,707
        Noble Corp.                                                                   14             1,008       14           1,008
                                                                     ----------                  ----------               ----------
                                                                         6,562                       7,706                   14,268

   FINANCE                                      22.1%
        Aflac, Inc.                                         3              158        16               742       19             900
        Aetna, Inc.                                        12              487        18               705       30           1,192
        American Express Co.                               41            2,166                                   41           2,166
        American International Group, Inc.                 37            2,208        36             2,149       73           4,357
        Ameriprise Financial, Inc.                          5              218                                    5             218
        Bank of America Corp.                                                         14               667       14             667
        Chicago Mercantile Exchange Holdings, Inc.          1              393                                    1             393
        Citigroup, Inc.                                    62            2,974        27             1,302       89           4,276
        Countrywide Financial Corp.                        11              400        30             1,154       41           1,554
        E Trade Financial Corp.*                           47            1,066                                   47           1,066
        Federal National Mortgage Association                                         18               844       18             844
        Franklin Resources, Inc.                           19            1,623                                   19           1,623
        Goldman Sachs Group, Inc.                          11            1,715                                   11           1,715
        Humana, Inc.*                                      18              945                                   18             945
        Legg Mason, Inc.                                   16            1,557                                   16           1,557
        Marsh & McLennan Cos., Inc.                        18              487                                   18             487
        Medco Health Solutions, Inc.*                       6              367                                    6             367
        Mellon Financial Corp.                             12              410                                   12             410
        Merrill Lynch & Co., Inc.                          23            1,607                                   23           1,607
        Morgan Stanley                                     10              607                                   10             607
        Northern Trust Corp.                               21            1,145                                   21           1,145
        Prudential Financial, Inc.                         11              878                                   11             878
        SLM Corp.                                          35            1,842        12               638       47           2,480
        Charles Schwab Corp.                               79            1,255                                   79           1,255
        State Street Corp.                                 44            2,568                                   44           2,568
        TD Ameritrade Holding Corp.                        40              586        39               582       79           1,168
        UBS AG @                                           16            1,719                                   16           1,719
        UnitedHealth Group, Inc.                           69            3,099                                   69           3,099
        Wellpoint, Inc.*                                   24            1,776                                   24           1,776
        Wells Fargo & Co.                                  20            1,355                                   20           1,355
                                                                     ----------                  ----------               ----------
                                                                        35,611                       8,783                   44,394

                                    Part B-3

HARTFORD BLUE CHIP STOCK HLS FUND (ACQUIRING FUND)
Proforma
Combined Schedule of Investments

AS OF 06/30/06                                                Hartford                   Hartford
(Unaudited, 000's omitted)                             Blue Chip Stock HLS Fund   LargeCap Growth HLS Fund         Proforma
                                                           Acquiring Fund             Target Fund 2                Combined
                                                       Shares   Market Value +    Shares    Market Value +   Shares   Market Value +
                                                       ------------------------   ------------------------   -----------------------

   HEALTH CARE                                  15.2%
        Allergan, Inc.                                      5            $ 579                                    5        $    579
        Amgen, Inc.*                                       32            2,074                                   32           2,074
        Baxter International, Inc.                                                    16             $ 588       16             588
        Boston Scientific Corp.*                                                      38               647       38             647
        CVS Corp.                                          23              718        20               619       43           1,337
        Cardinal Health, Inc.                               8              515                                    8             515
        Caremark Rx, Inc.                                  39            1,925                                   39           1,925
        Genentech, Inc.*                                   21            1,685                                   21           1,685
        Genzyme Corp.*                                                                14               836       14             836
        Gilead Sciences, Inc.*                             29            1,710                                   29           1,710
        GlaxoSmithKline plc ADR                             3              162                                    3             162
        Invitrogen Corp.*                                                             10               677       10             677
        Johnson & Johnson                                  19            1,126        18             1,073       37           2,199
        Laboratory Corp. of America Holdings*                                         14               865       14             865
        Eli Lilly & Co.                                                               22             1,194       22           1,194
        Monsanto Co.                                       15            1,246                                   15           1,246
        Novartis AG @                                      18              961        18               960       36           1,921
        Roche Holding AG @                                  3              545                                    3             545
        Pfizer, Inc.                                       40              928                                   40             928
        Quest Diagnostics, Inc.                            18            1,061                                   18           1,061
        St. Jude Medical, Inc.*                            22              716                                   22             716
        Schering-Plough Corp.                                                         87             1,654       87           1,654
        Sepracor, Inc.*                                    20            1,120                                   20           1,120
        Stryker Corp.                                      21              901                                   21             901
        Teva Pharmaceutical Industries Ltd. ADR                                       27               853       27             853
        Walgreen Co.                                                                  37             1,639       37           1,639
        Wyeth                                              20              875                                   20             875
                                                                     ----------                  ----------               ----------
                                                                        18,847                      11,605                   30,452

   SERVICES                                      7.5%
        Automatic Data Processing, Inc.                    36            1,624        17               753       53           2,377
        H & R Block, Inc.                                                             31               740       31             740
        Cintas Corp.                                        3              135                                    3             135
        Comcast Corp. Class A*                                                        23               738       23             738
        FedEx Corp.                                                                    8               982        8             982
        Grupo Televisa S.A. ADR                            21              398                                   21             398
        Harrah's Entertainment, Inc.                       16            1,125                                   16           1,125
        IMS Health, Inc.                                                              37               980       37             980
        Marriott International, Inc. Class A               23              884                                   23             884
        McGraw-Hill Cos., Inc.                              4              201                                    4             201
        Monster Worldwide, Inc.*                            5              213                                    5             213
        Omnicom Group, Inc.                                 3              241        11               971       14           1,212
        Paychex, Inc.                                       5              183                                    5             183
        E.W. Scripps Company                                5              207                                    5             207
        Time Warner, Inc.                                  40              687        47               820       87           1,507
        United Parcel Service, Inc. Class B                 7              552                                    7             552
        Viacom, Inc. Class B*                              26              922        14               503       40           1,425
        Wynn Resorts Ltd.*                                 17            1,275                                   17           1,275
                                                                     ----------                  ----------               ----------
                                                                         8,647                       6,487                   15,134


   TECHNOLOGY                                   30.6%
        Adobe Systems, Inc.*                               22              662        33               990       55           1,652
        Affiliated Computer Services, Inc. Class A*                                   11               542       11             542
        America Movil S.A. de C.V. ADR                     29              978                                   29             978
        American Tower Corp. Class A*                      40            1,242                                   40           1,242
        Analog Devices, Inc.                               31              996                                   31             996
        Apple Computer, Inc.*                              13              754        15               871       28           1,625
        Cisco Systems, Inc.*                               99            1,932                                   99           1,932
        Citrix Systems, Inc.*                                                         56             2,248       56           2,248
        Cognos, Inc.*                                                                 18               501       18             501
        Corning, Inc.*                                     38              914                                   38             914
        Danaher Corp.                                      55            3,544                                   55           3,544
        Dell, Inc.*                                        30              730                                   30             730
        Electronic Arts, Inc.*                                                        13               542       13             542
        EMC Corp.*                                         63              693                                   63             693
        First Data Corp.                                   27            1,194                                   27           1,194
        Garmin Ltd.                                        10            1,065                                   10           1,065
        General Electric Co.                              162            5,330        86             2,825      248           8,155
        Google, Inc.*                                       6            2,600                                    6           2,600
        Harman International Industries, Inc.               9              802                                    9             802
        Intel Corp.                                        25              476        76             1,442      101           1,918
        International Business Machines Corp.                                         11               845       11             845
        Intuit, Inc.*                                      14              870                                   14             870
        Juniper Networks, Inc.*                            34              537                                   34             537
        Linear Technology Corp.                            30            1,015        40             1,343       70           2,358
        Marvell Technology Group Ltd.*                     29            1,268                                   29           1,268
        Maxim Integrated Products, Inc.                    55            1,756                                   55           1,756
        Medtronic, Inc.                                    35            1,656        12               544       47           2,200
        Microsoft Corp.                                   139            3,229       107             2,500      246           5,729
        Motorola, Inc.                                                                65             1,307       65           1,307
        Nokia Corp.                                        72            1,463                                   72           1,463
        Oracle Corp.*                                      90            1,297                                   90           1,297
        Qualcomm, Inc.                                      8              317                                    8             317
        Rockwell Collins, Inc.                             10              531                                   10             531
        Rogers Communications, Inc. Class B                12              481                                   12             481
        Symantec Corp.*                                                               63               982       63             982
        Telefonaktiebolaget LM Ericsson @                 146              480                                  146             480
        Telus Corp                                         20              787                                   20             787
        Texas Instruments, Inc.                            36            1,093                                   36           1,093
        Xilinx, Inc.                                       51            1,164                                   51           1,164
        Yahoo!, Inc.*                                      55            1,822                                   55           1,822
        Zebra Technologies Corp. Class A*                                              8               275        8             275
                                                                     ----------                  ----------               ----------
                                                                        43,678                      17,757                   61,435

                                    Part B-4

BLUE CHIP STOCK HLS FUND (ACQUIRING FUND)
Proforma
Combined Schedule of Investments

AS OF 06/30/06                                                Hartford                   Hartford
(Unaudited, 000's omitted)                             Blue Chip Stock HLS Fund   LargeCap Growth HLS Fund         Proforma
                                                           Acquiring Fund             Target Fund 2                Combined
                                                       Shares   Market Value +    Shares    Market Value +   Shares   Market Value +
                                                       ------------------------   ------------------------   -----------------------

   TRANSPORTATION                                1.1%
        Carnival Corp.                                                                14             $ 563       14           $ 563
        General Dynamics Corp.                             17          $ 1,113                                   17           1,113
        Union Pacific Corp.                                 5              474                                    5             474
                                                                     ----------                  ----------               ----------
                                                                         1,587                         563                    2,150

   UTILITIES                                     1.1%
        Kinder Morgan, Inc.                                                           11             1,084       11           1,084
        Questar Corp.                                                                 14             1,151       14           1,151
                                                                                                 ----------               ----------
                                                                                                     2,235                    2,235

Total Common Stock                                                   $ 139,454                    $ 60,125                $ 199,579
                                                                     ----------                  ----------               ----------

Short Term Investment                            0.5%
   FINANCE                                               Par                        Par                        Par
        State Street Bank Money Market
          Variable Rate, 4.77% #                        $ 178              178     $ 484               484    $ 662             662
        T Rowe Price Reserve Money Market
          Mutual Fund, 5.20% #                            327              327                                  327             327
                                                                     ----------                  ----------               ----------
Total Short Term Investment                                                505                         484                      989

Total Investment in Securities                                       $ 139,959                    $ 60,609                $ 200,568

Total Cost of Investment Securities                                  $ 118,821                    $ 57,578                $ 176,399


Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

   * Currently non-income producing.

   # Variable rate securities, the rate reported is the coupon rate in effect at June 30, 2006.

   @ The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $4,289, which represents 2% of total net assets.

   + See accompanying Notes to Financial Statements regarding valuation of securities.

THE NOTES OF THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

                                    Part B-5

PROFORMA STATEMENT OF OPERATIONS
Six months ending June 30, 2006
HARTFORD BLUE CHIP STOCK HLS FUND (ACQUIRING)
HARTFORD LARGECAP GROWTH HLS FUND (ACQUIRED)                                 HARTFORD       HARTFORD
(000's Omitted)                                                              BLUE CHIP      LARGECAP
                                                                               STOCK         GROWTH
                                                                              HLS FUND      HLS FUND       PROFORMA        PROFORMA
                                                                             6/30/2006     6/30/2006     ADJUSTMENTS       COMBINED
                                                                           -----------   ------------   ------------       --------
NET INVESTMENT INCOME:
  Income
     Interest Income                                                               $20           $10           $   0            $30
     Dividend Income                                                               838           418               0          1,256
     Less: Foreign tax withheld                                                     (9)           (5)              0            (14)
                                                                           -----------   -----------    ------------       --------
  Total Income                                                                     849           423               0          1,272
                                                                           -----------   -----------    ------------       --------
  Expenses:
     Investment advisory and management fees                                       658           287            (254)           691
     Custodian fees, gross                                                          10             3              (1)            12
     Directors' fees and expenses                                                    1             1               0              2
     Other                                                                          16             7              (2)            21
                                                                           -----------   -----------    ------------       --------
  Total expenses (before reimbursements and waivers)                               685           298            (257)           726
     Expense waivers                                                               (75)          (32)            106             (1)
                                                                           -----------   -----------    ------------       --------
  Total expenses, net                                                              610           266            (151)           725
                                                                           -----------   -----------    ------------       --------
NET INVESTMENT INCOME (LOSS)                                                       239           157             151            547
                                                                           -----------   -----------    ------------       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) from investments & foreign currency transactions      5,903         1,834               0          7,737
  Net change in unrealized appreciation (depreciation) of
     investments                                                                (7,591)       (3,007)              0        (10,598)
  Net unrealized appreciation on translation of other assets and
     liabilities in foreign currencies                                               1             0               0              1
                                                                           -----------   -----------    ------------       --------
NET LOSS ON INVESTMENTS                                                         (1,687)       (1,173)              0         (2,860)
                                                                           -----------   -----------    ------------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                ($1,448)      ($1,016)           $151        ($2,313)
                                                                           ===========   ===========    ============       ========

THE NOTES OF THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

                                    Part B-6

PROFORMA STATEMENT OF OPERATIONS
Twelve months ending June 30, 2006
HARTFORD BLUE CHIP STOCK HLS FUND (ACQUIRING)
HARTFORD LARGECAP GROWTH HLS FUND (ACQUIRED)                                 HARTFORD       HARTFORD
(000's Omitted)                                                              BLUE CHIP      LARGECAP
                                                                               STOCK         GROWTH
                                                                              HLS FUND      HLS FUND       PROFORMA        PROFORMA
                                                                             6/30/2006     6/30/2006     ADJUSTMENTS       COMBINED
                                                                           -----------   ------------   ------------       --------
NET INVESTMENT INCOME:
  Income
     Interest Income                                                           $   216        $   78           $   0        $   294
     Dividend Income                                                             1,470           768               0          2,238
     Less: Foreign tax withheld                                                    (10)           (6)              0            (16)
                                                                           -----------   -----------    ------------       --------
  Total Income                                                                   1,676           840               0          2,516
                                                                           -----------   -----------    ------------       --------
  EXPENSES:
     Investment advisory and management fees                                     1,361           607            (534)         1,434
     Custodian fees, gross                                                          13             8              (3)            18
     Directors' fees and expenses                                                    2             1               0              3
     Other                                                                          26            24              (5)            45
                                                                           -----------   -----------    ------------       --------
  Total expenses (before reimbursements and waivers)                             1,402           640            (542)         1,500
     Expense waivers                                                              (158)          (67)            225              0
     Custodian offset                                                                0            (2)             (0)            (2)
                                                                           -----------   -----------    ------------       --------
  Total expenses, net                                                            1,244           571            (317)         1,498
                                                                           -----------   -----------    ------------       --------
NET INVESTMENT INCOME (LOSS)                                                       432           269             317          1,018
                                                                           -----------   -----------    ------------       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) from investments & foreign currency transactions      8,968           236               0          9,204
  Net change in unrealized appreciation (depreciation) of
     investments                                                                   659         1,806               0          2,465
  Net unrealized appreciation on translation of other assets and
     liabilities in foreign currencies                                              (1)            0               0             (1)
                                                                           -----------   -----------    ------------       --------
NET GAIN ON INVESTMENTS                                                          9,626         2,042               0         11,668
                                                                           -----------   -----------    ------------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                $10,058        $2,311            $317        $12,686
                                                                           ===========   ===========    ============       ========

THE NOTES OF THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

                                    Part B-7

ACQUIRING FUND
PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
JUNE 30, 2006
(UNAUDITED)

1)       Description of the Fund

         The Acquiring Fund, Hartford Blue Chip HLS Fund, ("Acquiring Fund") a series of Hartford Series Fund II, Inc. ("Corporation"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

         Acquiring Fund consists of one class of shares: Class IA.


2)       Basis of Combination

         The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Target Fund, Hartford LargeCap Growth HLS Fund ("Target Fund"), a series of Hartford Series Fund II, Inc., by Acquiring Fund as if such acquisition had taken place as of June 30, 2006.

         Under the terms of the Plan of Reorganization, the combination of Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Fund in exchange for shares of Acquiring Fund at net asset value. The statement of assets and liabilities and the related statement of operations of Target Fund and Acquiring Fund have been combined as of and for the twelve and six months ended June 30, 2006. Following the acquisition, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for precombination periods of the surviving fund will not be restated.

         The accompanying pro forma financial statements should be read in conjunction with the financial statements of Acquiring Fund and Target Fund included in their respective semi-annual reports dated June 30, 2006.

         The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Target Fund by Acquiring Fund had taken place as of June 30, 2006.


3)       Significant Accounting Policies

         a) SECURITY TRANSACTIONS - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

         b) SECURITY VALUATION AND INVESTMENT INCOME - The Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund's Board of Directors. Market prices may be deemed unreliable, for example, if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (NYSE) that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults;
                  (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Fund, uses a fair value pricing service approved by the Funds' Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund's shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that Fund determines its NAV per share.

                                    Part B-8

                  Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by the Funds' Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days.

                  Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

                  Options are valued at the last sales price. If no sale took place on such day, then options are valued at the mean between the bid and asked prices.

                  Investment income such as dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount is recorded on the accrual basis.

4)       Capital Shares

         The pro forma net asset value per share assumes the issuance of shares of Acquiring Fund that would have been issued at June 30, 2006, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Target Fund, as of June 30, 2006, divided by the net asset value per share of the shares of Acquiring Fund as of June 30, 2006. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at June 30, 2006:


                    SHARES OF ACQUIRING     ADDITIONAL SHARES ASSUMED
                           FUND             ISSUED IN REORGANIZATION    TOTAL OUTSTANDING SHARES
CLASS OF SHARES       PRE-COMBINATION           FROM TARGET FUND            POST-COMBINATION
---------------       ---------------           ----------------            ----------------
Class IA                       7,578                        3,275                     10,853


5)       Federal Income Taxes

Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

                                    Part B-9

PROFORMA STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (Unaudited)
HARTFORD BLUE CHIP STOCK HLS FUND (ACQUIRING)
HARTFORD CAPITAL OPPORTUNITIES HLS FUND (ACQUIRED)
HARTFORD LARGECAP GROWTH HLS FUND (ACQUIRED)            HARTFORD      HARTFORD       HARTFORD
(000's Omitted)                                        BLUE CHIP      CAPITAL        LARGECAP
                                                         STOCK      OPPORTUNITIES     GROWTH
                                                        HLS FUND      HLS FUND       HLS FUND       PROFORMA           PROFORMA
                                                       6/30/2006      6/30/2006     6/30/2006      ADJUSTMENTS         COMBINED
                                                      ----------    -------------   ----------     -----------        ----------
ASSETS
     Investments, at value                              $139,959        $11,746        $60,609              0           $212,314
     Cash, receivables and other assets                        0              3              0                                 3
     Investment securities sold                              173                                                             173
     Fund shares sold                                         35              5             19                                59
     Dividends and interest                                  118              7             54                               179
     Other assets                                              4              1              6                                11
                                                      ----------     ----------     ----------     ----------         ----------
TOTAL ASSETS                                             140,289         11,762         60,688              0            212,739
                                                      ----------     ----------     ----------     ----------         ----------
LIABILITIES
     Fund shares redeemed                                     48              1             82              0                131
     Investment management and advisory fee                   10              1              4              0                 15
     Accrued expenses                                          7              5              4              0                 16
                                                      ----------     ----------     ----------     ----------         ----------
TOTAL LIABILITIES                                             65              7             90              0                162
                                                      ----------     ----------     ----------     ----------         ----------
NET ASSETS
     Net proceeds of capital stock, par value $.01
        per share                                        132,098         20,861         96,340              0            249,299
     Unrealized appreciation (depreciation) of
        investments in securities and futures
        contracts                                            239             24            157              0                420
     Undistributed net investment income (loss)          (13,252)        (9,930)       (38,930)             0            (62,112)
     Accumulated net realized gain (loss) from
        sale of investments                               21,139            800          3,031              0             24,970
                                                      ----------     ----------     ----------     ----------         ----------
TOTAL NET ASSETS                                        $140,224        $11,755        $60,598              0           $212,577
                                                      ==========     ==========     ==========     ==========         ==========

OUTSTANDING SHARES                                         7,578          1,694          6,434         (4,216) (a)        11,490


NET ASSET VALUE                                           $18.50          $6.94          $9.42                            $18.50

COST OF SECURITIES                                      $118,821        $10,946        $57,578                          $187,345

(a) Reflects increase (decrease) in shares due to differences in the net asset values of the funds.

THE NOTES OF THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

                                    Part B-10

HARTFORD BLUE CHIP STOCK HLS FUND (ACQUIRING FUND)
Proforma
Combined Schedule of Investments
AS OF 06/30/06                                                Hartford                   Hartford                  Hartford
(Unaudited, 000's omitted)                             Blue Chip Stock HLS Fund    Capital Opportunities    LargeCap Growth HLS Fund
                                                           Acquiring Fund             Target Fund 1             Target Fund 2
                                                       Shares   Market Value +    Shares    Market Value +  Shares    Market Value +
                                                       ------------------------   ------------------------  ------------------------

Common Stock                                 99.4%
   BASIC MATERIALS                            0.7%
          BHP Billiton Ltd. @                              27            $ 584
          Consol Energy, Inc.                              13              593
          Fortune Brands, Inc.                              5              355
                                                                    ----------
                                                                         1,532

   CAPITAL GOODS                              4.3%
          Applied Materials, Inc.                          42              685
          Baker Hughes, Inc.                               23            1,866
          Deere & Co.                                       7              576
          Honeywell International, Inc.                    19              774
          Illinois Tool Works, Inc.                        23            1,102
          International Game Technology                    33            1,256
          Manitowoc Company, Inc.                                                      3               134
          Smith International, Inc.                        49            2,197
          United Technologies Corp.                         8              507
          Alcon, Inc.                                       2              148
                                                                    ----------                  ----------
                                                                         9,111                         134

   CONSUMER CYCLICAL                          6.6%
          Amazon.com, Inc.*                                18              704
          Best Buy Co., Inc.                                8              446
          CDW Corp.                                                                    3               178      17            $ 915
          Cheesecake Factory, Inc.*                                                    5               146      18              481
          Copart, Inc.*                                                                4               109
          eBay, Inc.*                                      21              603
          Home Depot, Inc.                                 48            1,732
          Kohl's Corp.*                                    37            2,205         3               174      16              925
          Sysco Corp.                                      21              639
          Target Corp.                                     31            1,530
          Wal-Mart Stores, Inc.                            49            2,375         3               154      16              780
                                                                    ----------                  ----------               ----------
                                                                        10,234                         761                    3,101

   CONSUMER STAPLES                           2.8%
          PepsiCo, Inc.                                    27            1,622         5               318      31            1,888
          Procter & Gamble Co.                             36            2,023
                                                                    ----------                  ----------               ----------
                                                                         3,645                         318                    1,888

   ENERGY                                     7.4%
          Apache Corp.                                                                 2               150      11              761
          BJ Services Co.                                                              6               231      29            1,095
          Chevron Corp.                                                                2                96       9              571
          EOG Resources, Inc.                               2              139
          Exxon Mobil Corp.                                29            1,773         4               218      18            1,110
          Halliburton Co.                                                              2               154      10              772
          Murphy Oil Corp.                                 12              693
          Occidental Petroleum Corp.                                                   1               133       7              682
          Schlumberger Ltd.                                49            3,158
          Total S.A. ADR                                   12              799
          XTO Energy, Inc.                                                             8               341      39            1,707
          Noble Corp.                                                                  2               147      14            1,008
                                                                    ----------                  ----------               ----------
                                                                         6,562                       1,470                    7,706

   FINANCE                                   21.9%
          Aflac, Inc.                                       3              158                                  16              742
          Aetna, Inc.                                      12              487         3               100      18              705
          American Express Co.                             41            2,166
          American International Group, Inc.               37            2,208         6               351      36            2,149
          Ameriprise Financial, Inc.                        5              218
          Bank of America Corp.                                                        2               108      14              667
          Chicago Mercantile Exchange Holdings, Inc.        1              393
          Citigroup, Inc.                                  62            2,974         5               259      27            1,302
          Commerce Bancorp, Inc.                                                       4               153
          Countrywide Financial Corp.                      11              400         6               228      30            1,154
          E Trade Financial Corp.*                         47            1,066
          Federal National Mortgage Association                                        4               193      18              844
          First Marblehead Corp.                                                       4               219
          Franklin Resources, Inc.                         19            1,623
          Goldman Sachs Group, Inc.                        11            1,715
          Humana, Inc.*                                    18              945
          Legg Mason, Inc.                                 16            1,557
          Marsh & McLennan Cos., Inc.                      18              487
          Medco Health Solutions, Inc.*                     6              367
          Mellon Financial Corp.                           12              410
          Merrill Lynch & Co., Inc.                        23            1,607
          Morgan Stanley                                   10              607
          Northern Trust Corp.                             21            1,145
          Prudential Financial, Inc.                       11              878
          SLM Corp.                                        35            1,842         2                95      12              638
          Charles Schwab Corp.                             79            1,255
          State Street Corp.                               44            2,568
          TD Ameritrade Holding Corp.                      40              586         6                85      39              582
          UBS AG @                                         16            1,719
          UCBH Holdings, Inc.                                                          6                95
          UnitedHealth Group, Inc.                         69            3,099
          Wellpoint, Inc.*                                 24            1,776
          Wells Fargo & Co.                                20            1,355
                                                                    ----------                  ----------               ----------
                                                                        35,611                       1,886                    8,783


                                                             Proforma
                                                             Combined
                                                       Shares   Market Value +
                                                       -----------------------

Common Stock                                 99.4%
   BASIC MATERIALS                            0.7%
          BHP Billiton Ltd. @                              27            $ 584
          Consol Energy, Inc.                              13              593
          Fortune Brands, Inc.                              5              355
                                                                    ----------
                                                                         1,532

   CAPITAL GOODS                              4.3%
          Applied Materials, Inc.                          42              685
          Baker Hughes, Inc.                               23            1,866
          Deere & Co.                                       7              576
          Honeywell International, Inc.                    19              774
          Illinois Tool Works, Inc.                        23            1,102
          International Game Technology                    33            1,256
          Manitowoc Company, Inc.                           3              134
          Smith International, Inc.                        49            2,197
          United Technologies Corp.                         8              507
          Alcon, Inc.                                       2              148
                                                                    ----------
                                                                         9,245

   CONSUMER CYCLICAL                          6.6%
          Amazon.com, Inc.*                                18              704
          Best Buy Co., Inc.                                8              446
          CDW Corp.                                        20            1,093
          Cheesecake Factory, Inc.*                        23              627
          Copart, Inc.*                                     4              109
          eBay, Inc.*                                      21              603
          Home Depot, Inc.                                 48            1,732
          Kohl's Corp.*                                    56            3,304
          Sysco Corp.                                      21              639
          Target Corp.                                     31            1,530
          Wal-Mart Stores, Inc.                            68            3,309
                                                                    ----------
                                                                        14,096

   CONSUMER STAPLES                           2.8%
          PepsiCo, Inc.                                    63            3,828
          Procter & Gamble Co.                             36            2,023
                                                                    ----------
                                                                         5,851

   ENERGY                                     7.4%
          Apache Corp.                                     13              911
          BJ Services Co.                                  35            1,326
          Chevron Corp.                                    11              667
          EOG Resources, Inc.                               2              139
          Exxon Mobil Corp.                                51            3,101
          Halliburton Co.                                  12              926
          Murphy Oil Corp.                                 12              693
          Occidental Petroleum Corp.                        8              815
          Schlumberger Ltd.                                49            3,158
          Total S.A. ADR                                   12              799
          XTO Energy, Inc.                                 47            2,048
          Noble Corp.                                      16            1,155
                                                                    ----------
                                                                        15,738

   FINANCE                                   21.9%
          Aflac, Inc.                                      19              900
          Aetna, Inc.                                      33            1,292
          American Express Co.                             41            2,166
          American International Group, Inc.               79            4,708
          Ameriprise Financial, Inc.                        5              218
          Bank of America Corp.                            16              775
          Chicago Mercantile Exchange Holdings, Inc.        1              393
          Citigroup, Inc.                                  94            4,535
          Commerce Bancorp, Inc.                            4              153
          Countrywide Financial Corp.                      47            1,782
          E Trade Financial Corp.*                         47            1,066
          Federal National Mortgage Association            22            1,037
          First Marblehead Corp.                            4              219
          Franklin Resources, Inc.                         19            1,623
          Goldman Sachs Group, Inc.                        11            1,715
          Humana, Inc.*                                    18              945
          Legg Mason, Inc.                                 16            1,557
          Marsh & McLennan Cos., Inc.                      18              487
          Medco Health Solutions, Inc.*                     6              367
          Mellon Financial Corp.                           12              410
          Merrill Lynch & Co., Inc.                        23            1,607
          Morgan Stanley                                   10              607
          Northern Trust Corp.                             21            1,145
          Prudential Financial, Inc.                       11              878
          SLM Corp.                                        49            2,575
          Charles Schwab Corp.                             79            1,255
          State Street Corp.                               44            2,568
          TD Ameritrade Holding Corp.                      85            1,253
          UBS AG @                                         16            1,719
          UCBH Holdings, Inc.                               6               95
          UnitedHealth Group, Inc.                         69            3,099
          Wellpoint, Inc.*                                 24            1,776
          Wells Fargo & Co.                                20            1,355
                                                                    ----------
                                                                        46,280


                                    Part B-11

HARTFORD BLUE CHIP STOCK HLS FUND (ACQUIRING FUND)
Proforma
Combined Schedule of Investments
AS OF 06/30/06                                                Hartford                   Hartford                  Hartford
(Unaudited, 000's omitted)                             Blue Chip Stock HLS Fund    Capital Opportunities    LargeCap Growth HLS Fund
                                                           Acquiring Fund             Target Fund 1             Target Fund 2
                                                       Shares   Market Value +    Shares    Market Value +  Shares    Market Value +
                                                       ------------------------   ------------------------  ------------------------

   HEALTH CARE                               15.2%
          Allergan, Inc.                                    5            $ 579
          Amgen, Inc.*                                     32            2,074
          Baxter International, Inc.                                                   3             $ 114      16            $ 588
          Boston Scientific Corp.*                                                     5                87      38              647
          CVS Corp.                                        23              718         3                91      20              619
          Cardinal Health, Inc.                             8              515
          Caremark Rx, Inc.                                39            1,925
          Genentech, Inc.*                                 21            1,685
          Genzyme Corp.*                                                               3               160      14              836
          Gilead Sciences, Inc.*                           29            1,710
          GlaxoSmithKline plc ADR                           3              162
          Invitrogen Corp.*                                                            2               109      10              677
          Johnson & Johnson                                19            1,126         2               141      18            1,073
          Laboratory Corp. of America Holdings*                                                                 14              865
          Eli Lilly & Co.                                                              4               200      22            1,194
          Lincare Holdings, Inc.*                                                      3               117
          Monsanto Co.                                     15            1,246
          Novartis AG @                                    18              961         2               116      18              960
          Roche Holding AG @                                3              545
          Pfizer, Inc.                                     40              928
          Quest Diagnostics, Inc.                          18            1,061
          St. Jude Medical, Inc.*                          22              716
          Schering-Plough Corp.                                                       15               286      87            1,654
          Sepracor, Inc.*                                  20            1,120
          Stryker Corp.                                    21              901
          Teva Pharmaceutical Industries Ltd. ADR                                      6               185      27              853
          Walgreen Co.                                                                 6               251      37            1,639
          Wyeth                                            20              875
                                                                    ----------                  ----------               ----------
                                                                        18,847                       1,857                   11,605

   SERVICES                                   7.7%
          Automatic Data Processing, Inc.                  36            1,624         2               107      17              753
          H & R Block, Inc.                                                            6               131      31              740
          Cintas Corp.                                      3              135         2                80
          Comcast Corp. Class A*                                                                                23              738
          FedEx Corp.                                                                  1               137       8              982
          Grupo Televisa S.A. ADR                          21              398
          Harrah's Entertainment, Inc.                     16            1,125
          IMS Health, Inc.                                                             6               153      37              980
          Jacobs Engineering Group, Inc.*                                              2               175
          Marriott International, Inc. Class A             23              884
          McGraw-Hill Cos., Inc.                            4              201
          Monster Worldwide, Inc.*                          5              213
          Omnicom Group, Inc.                               3              241         2               156      11              971
          Paychex, Inc.                                     5              183
          E.W. Scripps Company                              5              207
          Time Warner, Inc.                                40              687         8               146      47              820
          United Parcel Service, Inc. Class B               7              552
          Viacom, Inc. Class B*                            26              922         3                99      14              503
          Weight Watchers International, Inc.                                          3               102
          Westwood One, Inc.                                                           7                51
          Wynn Resorts Ltd.*                               17            1,275
                                                                    ----------                  ----------               ----------
                                                                         8,647                       1,337                    6,487

   TECHNOLOGY                                30.4%
          Adobe Systems, Inc.*                             22              662         6               194      33              990
          Affiliated Computer Services, Inc. Class A*                                  4               183      11              542
          America Movil S.A. de C.V. ADR                   29              978
          American Tower Corp. Class A*                    40            1,242
          Analog Devices, Inc.                             31              996
          Apple Computer, Inc.*                            13              754         2               114      15              871
          Cisco Systems, Inc.*                             99            1,932
          Citrix Systems, Inc.*                                                        9               377      56            2,248
          Cognos, Inc.*                                                                3                98      18              501
          Corning, Inc.*                                   38              914
          Danaher Corp.                                    55            3,544
          Dell, Inc.*                                      30              730
          Electronic Arts, Inc.*                                                                                13              542
          EMC Corp.*                                       63              693
          First Data Corp.                                 27            1,194
          Fisher Scientific International, Inc.*                                       2               154
          Garmin Ltd.                                      10            1,065
          General Electric Co.                            162            5,330        11               351      86            2,825
          Google, Inc.*                                     6            2,600
          Harman International Industries, Inc.             9              802
          Intel Corp.                                      25              476        13               253      76            1,442
          International Business Machines Corp.                                        3               250      11              845
          Intuit, Inc.*                                    14              870
          Juniper Networks, Inc.*                          34              537
          Linear Technology Corp.                          30            1,015         8               263      40            1,343
          Marvell Technology Group Ltd.*                   29            1,268
          Maxim Integrated Products, Inc.                  55            1,756
          Medtronic, Inc.                                  35            1,656         2                77      12              544
          Microsoft Corp.                                 139            3,229        16               380      07            2,500
          Motorola, Inc.                                                              11               218      65            1,307
          Nokia Corp.                                      72            1,463
          Oracle Corp.*                                    90            1,297
          Qualcomm, Inc.                                    8              317
          Rockwell Collins, Inc.                           10              531
          Rogers Communications, Inc. Class B              12              481
          Symantec Corp.*                                                             15               236      63              982
          Telefonaktiebolaget LM Ericsson @               146              480
          Telus Corp                                       20              787
          Texas Instruments, Inc.                          36            1,093
          Xilinx, Inc.                                     51            1,164
          Yahoo!, Inc.*                                    55            1,822
          Zebra Technologies Corp. Class A*                                            3               103       8              275
                                                                    ----------                  ----------               ----------
                                                                        43,678                       3,251                   17,757


                                                              Proforma
                                                              Combined
                                                        Shares   Market Value +
                                                        -----------------------

   HEALTH CARE                               15.2%
          Allergan, Inc.                                     5            $ 579
          Amgen, Inc.*                                      32            2,074
          Baxter International, Inc.                        19              702
          Boston Scientific Corp.*                          43              734
          CVS Corp.                                         46            1,428
          Cardinal Health, Inc.                              8              515
          Caremark Rx, Inc.                                 39            1,925
          Genentech, Inc.*                                  21            1,685
          Genzyme Corp.*                                    17              996
          Gilead Sciences, Inc.*                            29            1,710
          GlaxoSmithKline plc ADR                            3              162
          Invitrogen Corp.*                                 12              786
          Johnson & Johnson                                 39            2,340
          Laboratory Corp. of America Holdings*             14              865
          Eli Lilly & Co.                                   26            1,394
          Lincare Holdings, Inc.*                            3              117
          Monsanto Co.                                      15            1,246
          Novartis AG @                                     38            2,037
          Roche Holding AG @                                 3              545
          Pfizer, Inc.                                      40              928
          Quest Diagnostics, Inc.                           18            1,061
          St. Jude Medical, Inc.*                           22              716
          Schering-Plough Corp.                            102            1,940
          Sepracor, Inc.*                                   20            1,120
          Stryker Corp.                                     21              901
          Teva Pharmaceutical Industries Ltd. ADR           33            1,038
          Walgreen Co.                                      43            1,890
          Wyeth                                             20              875
                                                                     ----------
                                                                         32,309

   SERVICES                                   7.7%
          Automatic Data Processing, Inc.                   55            2,484
          H & R Block, Inc.                                 37              871
          Cintas Corp.                                       5              215
          Comcast Corp. Class A*                            23              738
          FedEx Corp.                                        9            1,119
          Grupo Televisa S.A. ADR                           21              398
          Harrah's Entertainment, Inc.                      16            1,125
          IMS Health, Inc.                                  43            1,133
          Jacobs Engineering Group, Inc.*                    2              175
          Marriott International, Inc. Class A              23              884
          McGraw-Hill Cos., Inc.                             4              201
          Monster Worldwide, Inc.*                           5              213
          Omnicom Group, Inc.                               16            1,368
          Paychex, Inc.                                      5              183
          E.W. Scripps Company                               5              207
          Time Warner, Inc.                                 95            1,653
          United Parcel Service, Inc. Class B                7              552
          Viacom, Inc. Class B*                             43            1,524
          Weight Watchers International, Inc.                3              102
          Westwood One, Inc.                                 7               51
          Wynn Resorts Ltd.*                                17            1,275
                                                                     ----------
                                                                         16,471

   TECHNOLOGY                                30.4%
          Adobe Systems, Inc.*                              61            1,846
          Affiliated Computer Services, Inc. Class A*       15              725
          America Movil S.A. de C.V. ADR                    29              978
          American Tower Corp. Class A*                     40            1,242
          Analog Devices, Inc.                              31              996
          Apple Computer, Inc.*                             30            1,739
          Cisco Systems, Inc.*                              99            1,932
          Citrix Systems, Inc.*                             65            2,625
          Cognos, Inc.*                                     21              599
          Corning, Inc.*                                    38              914
          Danaher Corp.                                     55            3,544
          Dell, Inc.*                                       30              730
          Electronic Arts, Inc.*                            13              542
          EMC Corp.*                                        63              693
          First Data Corp.                                  27            1,194
          Fisher Scientific International, Inc.*             2              154
          Garmin Ltd.                                       10            1,065
          General Electric Co.                             259            8,506
          Google, Inc.*                                      6            2,600
          Harman International Industries, Inc.              9              802
          Intel Corp.                                      114            2,171
          International Business Machines Corp.             14            1,095
          Intuit, Inc.*                                     14              870
          Juniper Networks, Inc.*                           34              537
          Linear Technology Corp.                           78            2,621
          Marvell Technology Group Ltd.*                    29            1,268
          Maxim Integrated Products, Inc.                   55            1,756
          Medtronic, Inc.                                   49            2,277
          Microsoft Corp.                                  262            6,109
          Motorola, Inc.                                    76            1,525
          Nokia Corp.                                       72            1,463
          Oracle Corp.*                                     90            1,297
          Qualcomm, Inc.                                     8              317
          Rockwell Collins, Inc.                            10              531
          Rogers Communications, Inc. Class B               12              481
          Symantec Corp.*                                   78            1,218
          Telefonaktiebolaget LM Ericsson @                146              480
          Telus Corp                                        20              787
          Texas Instruments, Inc.                           36            1,093
          Xilinx, Inc.                                      51            1,164
          Yahoo!, Inc.*                                     55            1,822
          Zebra Technologies Corp. Class A*                 11              378
                                                                     ----------
                                                                         64,686

                                    Part B-12

HARTFORD BLUE CHIP STOCK HLS FUND (ACQUIRING FUND)
Proforma
Combined Schedule of Investments
AS OF 06/30/06                                                Hartford                   Hartford                  Hartford
(Unaudited, 000's omitted)                             Blue Chip Stock HLS Fund    Capital Opportunities    LargeCap Growth HLS Fund
                                                           Acquiring Fund             Target Fund 1             Target Fund 2
                                                       Shares   Market Value +    Shares    Market Value +  Shares    Market Value +
                                                       ------------------------   ------------------------  ------------------------

   TRANSPORTATION                             1.1%
          Carnival Corp.                                                               2              $ 73      14            $ 563
          General Dynamics Corp.                           17          $ 1,113
          Gentex Corp.                                                                 6                85
          Union Pacific Corp.                               5              474
                                                                    ----------                  ----------               ----------
                                                                         1,587                         158                      563

   UTILITIES                                  1.3%
          Kinder Morgan, Inc.                                                          3               280      11            1,084
          Questar Corp.                                                                3               219      14            1,151
                                                                                                ----------               ----------
                                                                                                       499                    2,235

Total Common Stock                                                   $ 139,454                    $ 11,671                 $ 60,125
                                                                    ----------                  ----------               ----------

Short Term Investment                         0.5%
   FINANCE                                                Par                         Par                      Par
          State Street Bank Money Market Variable
             Rate, 4.77%                                  178              178        75                75     484              484
          T Rowe Price Reserve Money Market Mutual
             Fund, 5.20%                                  327              327
                                                                    ----------                  ----------               ----------
Total Short Term Investment                                                505                          75                      484

Total Investment in Securities                                       $ 139,959                    $ 11,746                 $ 60,609

Total Cost of Investment Securities                                  $ 118,821                    $ 10,946                 $ 57,578


                                                              Proforma
                                                              Combined
                                                        Shares   Market Value +
                                                        -----------------------

   TRANSPORTATION                             1.1%
          Carnival Corp.                                    16            $ 636
          General Dynamics Corp.                            17            1,113
          Gentex Corp.                                       6               85
          Union Pacific Corp.                                5              474
                                                                     ----------
                                                                          2,308

   UTILITIES                                  1.3%
          Kinder Morgan, Inc.                               14            1,364
          Questar Corp.                                     17            1,370
                                                                     ----------
                                                                          2,734

Total Common Stock                                                    $ 211,250
                                                                     ----------

Short Term Investment                         0.5%
   FINANCE                                                 Par
          State Street Bank Money Market Variable
             Rate, 4.77%                                   737              737
          T Rowe Price Reserve Money Market Mutual
             Fund, 5.20%                                   327              327
                                                                     ----------
Total Short Term Investment                                               1,064

Total Investment in Securities                                        $ 212,314

Total Cost of Investment Securities                                   $ 187,345

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

    * Currently non-income producing.

    # Variable rate securities, the rate reported is the coupon rate in effect at June 30, 2006.

    @ The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $4,289, which represents 2% of total net assets.

    + See accompanying Notes to Financial Statements regarding valuation of securities.

THE NOTES OF THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

                                    Part B-13

PROFORMA STATEMENT OF OPERATIONS
Six months ending June 30, 2006
HARTFORD BLUE CHIP STOCK HLS FUND (ACQUIRING)
HARTFORD CAPITAL OPPORTUNITIES HLS FUND (ACQUIRED)
HARTFORD LARGECAP GROWTH HLS FUND (ACQUIRED)            HARTFORD      HARTFORD       HARTFORD
(000's Omitted)                                        BLUE CHIP      CAPITAL        LARGECAP
                                                         STOCK      OPPORTUNITIES     GROWTH
                                                        HLS FUND      HLS FUND       HLS FUND       PROFORMA           PROFORMA
                                                       6/30/2006      6/30/2006     6/30/2006      ADJUSTMENTS         COMBINED
                                                      ----------    -------------   ----------     -----------        ----------
NET INVESTMENT INCOME:
  Income
     Interest Income                                         $20             $1            $10              0                $31
     Dividend Income                                         838             79            418              0              1,335
     Less: Foreign tax withheld                               (9)            (1)            (5)             0                (15)
                                                      ----------     ----------     ----------     ----------         ----------
  Total Income                                               849             79            423              0              1,351
                                                      ----------     ----------     ----------     ----------         ----------
  Expenses:
     Investment advisory and management fees                 658             56            287           (269)               732
     Custodian fees, gross                                    10              2              3             (3)                12
     Directors' fees and expenses                              1              -              1              0                  2
     Other                                                    16              9              7             (5)                27
                                                      ----------     ----------     ----------     ----------         ----------
  Total expenses (before reimbursements and waivers)         685             67            298           (277)               773
     Expense waivers                                         (75)           (12)           (32)           119                  0
     Custodian offset                                         (0)            (0)            (0)            (0)                (0)
                                                      ----------     ----------     ----------     ----------         ----------
  Total expenses, net                                        610             55            266           (158)               773
                                                      ----------     ----------     ----------     ----------         ----------
NET INVESTMENT INCOME (LOSS)                                 239             24            157            158                578
                                                      ----------     ----------     ----------     ----------         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) from investments &
     foreign currency transactions                         5,903            368          1,834              0              8,105
  Net change in unrealized appreciation
     (depreciation) of  investments                       (7,591)          (532)        (3,007)             0            (11,130)
  Net unrealized appreciation on translation of
     other assets and liabilities in foreign
     currencies                                                1              0              0              0                  1
                                                      ----------     ----------     ----------     ----------         ----------
NET LOSS ON INVESTMENTS                                   (1,687)          (164)        (1,173)             0             (3,024)
                                                      ----------     ----------     ----------     ----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                             ($1,448)         ($140)       ($1,016)          $158            ($2,446)
                                                      ==========     ==========     ==========     ==========         ==========

THE NOTES OF THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

                                    Part B-14

PROFORMA STATEMENT OF OPERATIONS
Twelve months ending June 30, 2006
HARTFORD BLUE CHIP STOCK HLS FUND (ACQUIRING)
HARTFORD CAPITAL OPPORTUNITIES HLS FUND (ACQUIRED)
HARTFORD LARGECAP GROWTH HLS FUND (ACQUIRED)            HARTFORD      HARTFORD       HARTFORD
(000's Omitted)                                        BLUE CHIP      CAPITAL        LARGECAP
                                                         STOCK      OPPORTUNITIES     GROWTH
                                                        HLS FUND      HLS FUND       HLS FUND       PROFORMA           PROFORMA
                                                       6/30/2006      6/30/2006     6/30/2006      ADJUSTMENTS         COMBINED
                                                      ----------    -------------   ----------     -----------        ----------
NET INVESTMENT INCOME:
  Income
     Interest Income                                        $216            $16            $78              0               $310
     Dividend Income                                       1,470            137            768              0              2,375
     Less: Foreign tax withheld                              (10)            (1)            (6)             0                (17)
                                                      ----------     ----------     ----------     ----------         ----------
  Total Income                                             1,676            152            840              0              2,668
                                                      ----------     ----------     ----------     ----------         ----------
  Expenses:
     Investment advisory and management fees               1,361            120            607           (567)             1,521
     Custodian fees, gross                                    13             10              8             (5)                26
     Directors' fees and expenses                              2              0              1              0                  3
     Other                                                    26             15             24            (10)                55
                                                      ----------     ----------     ----------     ----------         ----------
  Total expenses (before reimbursements and waivers)       1,402            145            640           (582)             1,605
     Expense waivers                                        (158)           (27)           (67)           252                  0
     Custodian offset                                          0              0             (2)            (0)                (2)
                                                      ----------     ----------     ----------     ----------         ----------
  Total expenses, net                                      1,244            118            571           (330)             1,603
                                                      ----------     ----------     ----------     ----------         ----------
NET INVESTMENT INCOME (LOSS)                                 432             34            269            330              1,065
                                                      ----------     ----------     ----------     ----------         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) from investments &
     foreign currency transactions                         8,968            (42)           236              0              9,162
  Net change in unrealized appreciation
     (depreciation) of investments                           659            463          1,806              0              2,928
  Net unrealized appreciation on translation of
     other assets and liabilities in foreign
     currencies                                               (1)             0              0              0                 (1)
                                                      ----------     ----------     ----------     ----------         ----------
NET GAIN ON INVESTMENTS                                    9,626            421          2,042              0             12,089
                                                      ----------     ----------     ----------     ----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                            $10,058           $455         $2,311           $330            $13,154
                                                      ==========     ==========     ==========     ==========         ==========

THE NOTES OF THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

                                    Part B-15

ACQUIRING FUND
PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
JUNE 30, 2006
(UNAUDITED)

6)       Description of the Fund

         The Acquiring Fund, Hartford Blue Chip HLS Fund, ("Acquiring Fund") a series of Hartford Series Fund II, Inc. ("Corporation"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

         Acquiring Fund consists of one class of shares: Class IA.

7)       Basis of Combination

         The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Target Funds, Hartford Capital Opportunities HLS Fund and Hartford LargeCap Growth HLS Fund ("Target Funds"), both a series of Hartford Series Fund II, Inc., by Acquiring Fund as if such acquisition had taken place as of June 30, 2006.

         Under the terms of the Plan of Reorganization, the combination of Target Funds and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Funds in exchange for shares of Acquiring Fund at net asset value. The statement of assets and liabilities and the related statement of operations of Target Funds and Acquiring Fund have been combined as of and for the twelve and six months ended June 30, 2006. Following the acquisition, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for precombination periods of the surviving fund will not be restated.

         The accompanying pro forma financial statements should be read in conjunction with the financial statements of Acquiring Fund and Target Funds included in their respective semi-annual reports dated June 30, 2006.

         The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Target Funds by Acquiring Fund had taken place as of June 30, 2006.

8)       Significant Accounting Policies

         c) SECURITY TRANSACTIONS - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

         d) SECURITY VALUATION AND INVESTMENT INCOME - The Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund's Board of Directors. Market prices may be deemed unreliable, for example, if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (NYSE) that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults;
                  (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Fund, uses a fair value pricing service approved by the Funds' Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund's shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that Fund determines its NAV per share.

                                   Part B-16

              Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by the Funds' Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days.



              Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.



              Options are valued at the last sales price. If no sale took place on such day, then options are valued at the mean between the bid and asked prices.



              Investment income such as dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount is recorded on the accrual basis.


9) Capital Shares

         The pro forma net asset value per share assumes the issuance of shares of Acquiring Fund that would have been issued at June 30, 2006, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Target Funds, as of June 30, 2006, divided by the net asset value per share of the shares of Acquiring Fund as of June 30, 2006. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at June 30, 2006:

                                                       ADDITIONAL SHARES ASSUMED
                                                       ISSUED IN REORGANIZATION
                               SHARES OF ACQUIRING       FROM HARTFORD CAPITAL
                                      FUND                   OPPORTUNITIES         TOTAL OUTSTANDING SHARES
CLASS OF SHARES                  PRE-COMBINATION               HLS FUND                POST-COMBINATION
---------------                  ---------------               --------                ----------------
Class IA                                  7,578                          637                      8,215

                                                       ADDITIONAL SHARES ASSUMED
                                                               ISSUED IN
                               SHARES OF ACQUIRING          REORGANIZATION
                                      FUND              FROM HARTFORD LARGECAP     TOTAL OUTSTANDING SHARES
CLASS OF SHARES                  PRE-COMBINATION            GROWTH HLS FUND            POST-COMBINATION
---------------                  ---------------                      -----            ----------------
Class IA                                  7,578                        3,275                     10,853

                               SHARES OF ACQUIRING     ADDITIONAL SHARES ASSUMED
                                      FUND             ISSUED IN REORGANIZATION    TOTAL OUTSTANDING SHARES
CLASS OF SHARES                  PRE-COMBINATION           FROM TARGET FUNDS           POST-COMBINATION
---------------                  ---------------           -----------------           ----------------
Class IA                                  7,578                        3,912                     11,490

                                   Part B-17

10)      Federal Income Taxes

Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

                                   Part B-18

                                     PART C
                                     ------

                                OTHER INFORMATION
                                -----------------

Item 15.    INDEMNIFICATION

      The relevant portion of Article V of the Articles of Incorporation provides:

            (f) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland and the federal securities laws now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Bylaws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

            (g) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.    Exhibits

            (1)   (i)   Amended and Restated Articles of Incorporation
                  (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

                  (ii) Amendment to the Articles of Amendment and Restatement (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

                  (iii) Articles Supplementary (incorporated by reference to Post-Effective Amendment #33 filed on February 11, 2003)

            (2) By-Laws (incorporated by reference to Post-Effective Amendment #37 filed on May 27, 2004)

            (3)   Not Applicable

            (4)   Plan of Reorganization (filed herewith)

            (5)   See Exhibits (1) and (2)

            (6)   (i)   Investment Management Agreement (incorporated by
                  reference to Post-Effective Amendment #31 filed on November 27, 2002)

                  (ii) Investment Management Agreement (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

                  (iii) Investment Sub-Advisory Agreement with Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

                  (iv) Amendment to Investment Sub-Advisory Agreement with Hartford Investment Management Company (SmallCap Growth HLS
                  Fund) (filed herewith)

                  (v) Amendment to Investment Sub-Advisory Agreement with Hartford Investment Management Company (BlueChip Stock HLS
                  Fund) (filed herewith)

                  (vi) Investment Sub-Advisory Agreement with Lazard Freres Asset Management (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

                  (vii) Investment Sub-Advisory Agreement with T. Rowe Price Associates, Inc. (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

                  (viii) Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

                  (ix) Investment Sub-Advisory Agreement with Holland Capital Management, L.P. relating to Hartford LargeCap Growth HLS Fund (incorporated by reference to Post-Effective Amendment #35 filed on February 12, 2004)

                  (x) Investment Sub-Advisory Agreement with Holland Capital Management, L.P. relating to Hartford Capital Opportunities HLS Fund (incorporated by reference to Post-Effective Amendment #36 filed on April 29, 2004)

                  (xi) Amendment to Sub-Investment Advisory Agreement (Janus Capital Management LLC) (incorporated by reference to Post-Effective Amendment #35 filed on February 12, 2004)

                  (xii) Investment Sub-Advisory Agreement with Northern Capital Management, LLC (incorporated by reference to Post-Effective Amendment #43 filed on February 17, 2005)

                  (xiii) Investment Sub-Advisory Agreement with Kayne, Anderson, Rudnick Investment Management (incorporated by reference to Post-Effective Amendment #46 filed on April 26, 2006)

                  (xiv) Investment Sub-Advisory Agreement with Metropolitan West Capital Management, LLC (incorporated by reference to Post-Effective Amendment #46 filed on April 26, 2006)

                  (xv) Investment Sub-Advisory Agreement with SSgA Funds Management Inc. (incorporated by reference to Post-Effective Amendment #46 filed on April 26, 2006)

            (7)   (i)    Principal Underwriting Agreement (incorporated by
                  reference to Post-Effective Amendment #33 filed on February 11, 2003)

                  (ii) Amendment to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment #32 filed on January 24, 2003)

            (8)   Not Applicable

            (9)   (i)    Custodian Contract (incorporated by reference to
                  Post-Effective Amendment #31 filed on November 27, 2002)

                  (ii) Remote Access Services Addendum to Custodian Contract (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

                  (iii) First Amendment to Custodian Contract (incorporated by reference to Post-Effective Amendment #35 filed on February 12, 2004)

            (10)  (i)   Distribution Plan - Class IB Shares (incorporated by
                  reference to Post-Effective Amendment #31 filed on November 27, 2002)

                  (ii) Amended and Restated Plan Pursuant to Rule 18f-3 (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

            (11)  Opinion and Consent of Counsel (filed herewith)

            (12)  Form of Opinion and Consent of Dechert LLP (filed herewith)

            (13) (i) Share Purchase Agreement (incorporated by reference to Post-Effective Amendment #34 filed on April 30, 2003)

                  (ii) Share Purchase Agreement (incorporated by reference to Post-Effective Amendment #34 filed on April 30, 2003)

                  (iii) Share Purchase Agreement (incorporated by reference to Post-Effective Amendment #35 filed on February 12, 2004)

                  (iv) Share Purchase Agreement (incorporated by reference to Post-Effective Amendment #35 filed on February 12, 2004)

                  (v) Transfer Agency and Service Agreement (incorporated by reference to Post-Effective Amendment #34 filed on April 30,
                  2003)

                  (vi) Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment #31 filed on November 27, 2002)

            (14) Consent of Independent Registered Public Accounting Firm (filed herewith)

            (15)  Not Applicable

            (16)  (i)   Power of Attorney dated April 12, 2005 (incorporated by
                  reference to Post- Effective Amendment #45 filed on February 14, 2006)

                  (ii) Power of Attorney dated September 7, 2005 (incorporated by reference to Post-Effective Amendment #45 filed on February 14, 2006)

                  (iii) Power of Attorney dated September 17, 2005 (incorporated by reference to Post-Effective Amendment #45 filed on February 14, 2006)

            (17)  Form of Proxy Card (filed herewith)

Item 17.    UNDERTAKINGS

      1. The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

      3. The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganizations described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

6                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 31st day of October, 2006.

                                        HARTFORD HLS SERIES FUND II, INC.

                                        By: /s/ David M. Znamierowski
                                            -------------------------
                                        David M. Znamierowski
                                        Its: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                        TITLE                                  DATE

/s/ David M. Znamierowski        President,                    October 31, 2006
-----------------------------    Chief Executive Officer &
David M. Znamierowski            Director

/s/ Tamara L. Fagely             Controller & Treasurer        October 31, 2006
-----------------------------    (Chief Accounting Officer &
Tamara L. Fagely                 Chief Financial Officer)


               *                 Director                      October 31, 2006
-----------------------------
Lynn S. Birdsong


               *                 Chairman of the Board         October 31, 2006
-----------------------------
Robert M. Gavin, Jr.             and Director


               *                 Director                      October 31, 2006
-----------------------------

Duane E. Hill

               **                Director                      October 31, 2006
-----------------------------

Sandra S. Jaffee

              ***                Director                      October 31, 2006
-----------------------------

William P. Johnston

              ***                Director                      October 31, 2006
-----------------------------

Lemma W. Senbet

               *                 Director                      October 31, 2006
-----------------------------

Thomas M. Marra

               *                 Director                      October 31, 2006
-----------------------------
Phillip O. Peterson


               *                 Director                      October 31, 2006
-----------------------------
Lowndes A. Smith


 /s/ Edward P. Macdonald                                       October 31, 2006
---------------------------
* By Edward P. Macdonald
     Attorney-in-fact

 *  Pursuant to Power of Attorney dated April 12, 2005
**  Pursuant to Power of Attorney dated September 7, 2005
*** Pursuant to Power of Attorney dated September 17, 2005

                                    Part C-1

                                  EXHIBIT INDEX


[4]    Plan of Reorganization

[6 iv] Amendment to Investment Sub-Advisory Agreement

[6 v]  Amendment to Investment Sub-Advisory Agreement

[11]   Opinion and Consent of Counsel

[12]   Form of Opinion and Consent of Dechert LLP

[14]   Consent of Independent Registered Public Accounting Firm

[17]   Form of Proxy Card